UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 24, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein’s fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or forward contracts. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended November 30, 2007.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended November 30, 2007, due primarily to negative security selection. Security selection within the financials and consumer discretionary sectors detracted from Fund performance, while stocks within the utilities sector enhanced performance for both periods. An overweight in materials added to the Fund’s return for both six- and 12-month periods, although an overweight in finance detracted from performance for the same periods.

Market Review and Investment Strategy

Global equity markets rose during the six- and 12-month periods ended November 30, 2007, according to the MSCI World Index. Investors initially shrugged off worries about rising yields and focused on signs that the global economy was strengthening. However, by September, volatility returned to the market, with investor concern rising over the subprime mortgage crisis. By November, this crisis led markets to decline, especially after several financial companies

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

announced significant write-downs of assets. There was particular weakness in financial and housing-related security positions. Also, record oil prices weighed on investor sentiment, as did a downward revision of 2008 growth by the U.S. Federal Reserve (the “Fed”).

The Fund’s Global Value Investment Policy Group (the “Group”) strives to keep portfolio risk proportionate with the value opportunities it identifies. After a lengthy period of compression, valuation spreads are beginning to widen; if this trend continues, the Group believes that there may be increased opportunities to raise the Fund’s concentration in undervalued industries and companies.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund†
Class A	-5.38%	7.08%

Class B	-5.77%	6.28%

Class C	-5.76%	6.27%

Advisor Class*	-5.23%	7.38%

Class R*	-5.54%	6.71%

Class K*	-5.39%	6.95%

Class I*	-5.19%	7.42%

MSCI World Index	0.40%	12.71%

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/07

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.08%	2.54%
5 Years	18.45%	17.43%
Since Inception*	10.93%	10.22%

Class B Shares
1 Year	6.28%	2.42%
5 Years	17.59%	17.59%
Since Inception*	10.13%	10.13%

Class C Shares
1 Year	6.27%	5.30%
5 Years	17.60%	17.60%
Since Inception*	10.16%	10.16%

Advisor Class Shares†
1 Year	7.38%	7.38%
5 Years	18.80%	18.80%
Since Inception*	11.23%	11.23%

Class R Shares†
1 Year	6.71%	6.71%
Since Inception*	14.31%	14.31%

Class K Shares†
1 Year	6.95%	6.95%
Since Inception*	14.55%	14.55%

Class I Shares†
1 Year	7.42%	7.42%
Since Inception*	14.97%	14.97%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.34%, 2.05%, 2.04%, 1.04%, 1.61%, 1.41% and 1.02% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	-3.11%
5 Years	17.56%
Since Inception*	9.72%

Class B Shares
1 Year	-3.26%
5 Years	17.73%
Since Inception*	9.63%

Class C Shares
1 Year	-0.51%
5 Years	17.74%
Since Inception*	9.65%

Advisor Class Shares†
1 Year	1.41%
5 Years	18.93%
Since Inception*	10.71%

Class R Shares†
1 Year	0.84%
Since Inception*	12.95%

Class K Shares†
1 Year	1.07%
Since Inception*	13.18%

Class I Shares†
1 Year	1.49%
Since Inception*	13.59%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$946.22	$1,018.55	$6.34	$6.58
Class B	$1,000	$1,000	$942.29	$1,014.84	$9.93	$10.30
Class C	$1,000	$1,000	$942.39	$1,015.04	$9.74	$10.10
Advisor Class	$1,000	$1,000	$947.68	$1,020.05	$4.88	$5.06
Class R	$1,000	$1,000	$944.64	$1,017.15	$7.70	$7.99
Class K	$1,000	$1,000	$946.08	$1,018.45	$6.44	$6.68
Class I	$1,000	$1,000	$948.07	$1,020.31	$4.64	$4.81
*	Expenses are equal to the classes’ annualized expense ratios of 1.30%, 2.04%, 2.00%, 1.00%, 1.58%, 1.32% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $494.3

*	All data are as of November 30, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.2% or less in the following countries: Austria, Bermuda, Cayman Islands, China, Finland, Hong Kong, India, Israel, Singapore, South Africa, Spain, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
Vodafone Group PLC	$9,487,790	1.9%
Chevron Corp.	9,145,634	1.9
BASF AG	8,781,960	1.8
Allianz SE	8,181,928	1.7
JPMorgan Chase & Co.	8,129,484	1.6
Muenchener Rueckversicherungs AG	8,062,358	1.6
ING Groep NV	7,672,838	1.6
Altria Group, Inc	7,604,758	1.5
Renault SA	7,600,699	1.5
E.ON AG	7,419,825	1.5
	$82,087,274	16.6%

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.9%
Financials – 31.0%
Capital Markets – 3.6%
Credit Suisse Group	95,800	$5,788,570
Deutsche Bank AG	43,800	5,736,787
The Goldman Sachs Group, Inc.	11,500	2,606,360
Merrill Lynch & Co., Inc.	65,900	3,950,046

		18,081,763

Commercial Banks – 8.3%
Bank Hapoalim BM	204,400	1,032,579
Bank Leumi Le-Israel	217,500	1,016,973
Barclays PLC	334,000	3,860,520
BNP Paribas SA	58,300	6,571,453
Canadian Imperial Bank of Commerce/Canada	34,094	3,029,403
HBOS PLC	282,320	4,628,685
Industrial Bank of Korea	31,400	549,005
Kookmin Bank	7,000	506,280
Royal Bank of Canada	77,400	4,102,405
Royal Bank of Scotland Group PLC	576,931	5,447,451
Shinhan Financial Group Co. Ltd.	18,060	981,483
Standard Bank Group Ltd.	55,600	857,947
State Bank of India Ltd. (GDR)(a)	17,280	2,076,279
Sumitomo Mitsui Financial Group, Inc.	565	4,862,982
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	9,300	1,392,396

		40,915,841

Consumer Finance – 1.0%
ORIX Corp.	23,190	4,792,177

Diversified Financial Services – 6.6%
Bank of America Corp.	117,110	5,402,284
Citigroup, Inc.	174,300	5,804,190
Fortis(b)	84,266	1,235
Fortis (Euronext Brussels)	210,666	5,625,798
ING Groep NV	197,800	7,672,838
JPMorgan Chase & Co.	178,200	8,129,484

		32,635,829

Insurance – 10.0%
Allianz SE	39,700	8,181,928
American International Group, Inc.	48,900	2,842,557
Aviva PLC	302,069	4,232,154
Fondiaria-Sai SpA (ordinary shares)	58,400	2,554,064
Friends Provident PLC	580,964	1,869,965
Genworth Financial, Inc.-Class A	90,800	2,382,592
Hartford Financial Services Group, Inc.	18,100	1,725,292
ING Canada, Inc.	55,638	2,334,131
MBIA, Inc.	25,383	926,733
MetLife, Inc.	72,400	4,748,716
Muenchener Rueckversicherungs AG	44,171	8,062,358
PartnerRe Ltd.	14,700	1,213,779

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

QBE Insurance Group Ltd.	21,520	$619,218
Sanlam Ltd.	283,350	972,517
The Travelers Cos, Inc.	85,630	4,547,809
XL Capital Ltd.-Class A	42,100	2,464,113

		49,677,926

Thrifts & Mortgage Finance – 1.5%
Federal Home Loan Mortgage Corp.	91,100	3,194,877
Federal National Mortgage Association	104,800	4,026,416

		7,221,293

		153,324,829

Energy – 12.3%
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	112,900	1,369,103
Chevron Corp.	104,200	9,145,634
China Petroleum & Chemical Corp.-Class H	810,000	1,229,538
ConocoPhillips	60,450	4,838,418
ENI SpA	189,550	6,784,666
Exxon Mobil Corp.	52,700	4,698,732
Husky Energy, Inc.	62,900	2,495,368
Marathon Oil Corp.	108,300	6,053,970
OMV AG	23,300	1,653,829
Petro-Canada	65,200	3,149,317
Petroleo Brasileiro SA (Sponsored) (ADR)	48,900	3,969,213
PTT PCL	88,500	993,574
Repsol YPF SA	128,100	4,728,176
Royal Dutch Shell PLC-Class A	176,900	7,157,388
Total SA	32,900	2,660,587

		60,927,513

Materials – 12.1%
Chemicals – 3.8%
BASF AG	63,300	8,781,960
Dow Chemical Co.	104,700	4,391,118
Mitsubishi Chemical Holdings Corp.	342,500	2,741,500
Mitsui Chemicals, Inc.	393,000	2,882,136

		18,796,714

Metals & Mining – 7.7%
Antofagasta PLC	33,600	526,833
ArcelorMittal (Euronet Amsterdam)	58,200	4,292,096
ArcelorMittal (Euronet Paris)	35,322	2,594,704
China Steel Corp. (GDR)(a)	20,622	529,985
Gerdau SA (ADR)	71,600	2,012,676
Hyundai Steel Co.	26,590	2,251,167
JFE Holdings, Inc.	114,200	6,297,376
Kazakhmys PLC	83,000	2,287,948
Posco	5,400	3,433,676
Teck Cominco Ltd.-Class B	105,400	4,037,022
Xstrata PLC	95,210	6,686,089
Zinifex Ltd.	227,900	2,913,107

		37,862,679

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.6%
Stora Enso Oyj-Class R	181,200	$2,995,072

		59,654,465

Consumer Discretionary – 10.6%
Auto Components – 1.4%
Compagnie Generale des Etablissements Michelin-Class B	47,300	5,597,031
Hyundai Mobis	12,590	1,182,694

		6,779,725

Automobiles – 3.2%
Honda Motor Co. Ltd.	44,600	1,548,981
Nissan Motor Co. Ltd.	603,200	6,916,175
Renault SA	52,400	7,600,699

		16,065,855

Household Durables – 1.3%
Black & Decker Corp.	19,100	1,578,615
Sharp Corp.	247,000	4,068,722
Taylor Wimpey PLC	177,984	752,769

		6,400,106

Internet & Catalog Retail – 0.6%
Home Retail Group PLC	446,500	3,182,895

Media – 2.5%
CBS Corp.-Class B	176,900	4,852,367
Comcast Corp.-Special-Class A(b)	63,200	1,277,272
Lagardere SCA	30,713	2,462,446
Time Warner, Inc.	210,500	3,633,230

		12,225,315

Multiline Retail – 0.8%
Macy’s, Inc.	128,200	3,801,130

Specialty Retail – 0.1%
Office Depot, Inc.(b)	40,700	697,598

Textiles Apparel & Luxury Goods – 0.7%
VF Corp.	43,000	3,215,970

		52,368,594

Industrials – 6.8%
Aerospace & Defense – 1.6%
BAE Systems PLC	224,100	2,118,531
Bombardier, Inc.(b)	293,900	1,778,184
Northrop Grumman Corp.	53,000	4,175,870

		8,072,585

Airlines – 1.3%
Air France-KLM	68,200	2,436,130
Deutsche Lufthansa AG	152,300	4,116,958

		6,553,088

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.8%
General Electric Co.	69,900	$2,676,471
Tyco International Ltd.	33,350	1,338,336

		4,014,807

Machinery – 1.0%
Eaton Corp.	28,100	2,509,611
Parker Hannifin Corp.	32,550	2,585,446

		5,095,057

Marine – 1.2%
Mitsui OSK Lines Ltd.	324,000	4,883,500
Nippon Yusen KK	86,000	750,338

		5,633,838

Transportation Infrastructure – 0.9%
Macquarie Airports Management Ltd.	590,965	2,272,668
Macquarie Infrastructure Group	713,279	2,033,557

		4,306,225

		33,675,600

Information Technology – 5.7%
Computers & Peripherals – 3.2%
CMC Magnetics Corp.(b)	731,000	271,763
Compal Electronics, Inc. (GDR)(a)	150,781	851,913
Compal Electronics, Inc.	274,290	319,224
Fujitsu Ltd.	646,000	4,569,174
International Business Machines Corp.	56,100	5,900,598
Toshiba Corp.	473,000	3,875,554

		15,788,226

Electronic Equipment & Instruments – 0.9%
AU Optronics Corp.	838,364	1,645,103
Flextronics International Ltd.(b)	129,500	1,548,820
Tyco Electronics Ltd.	33,350	1,246,956

		4,440,879

Office Electronics – 0.3%
Canon, Inc.	31,500	1,661,539

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(b)	30,800	862,801
Samsung Electronics Co. Ltd.	1,500	920,815
Siliconware Precision Industries Co.	190,689	348,914
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	91,076	903,474
United Microelectronics Corp.	1,176,119	703,586

		3,739,590

Software – 0.5%
Microsoft Corp.	71,500	2,402,400

		28,032,634

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.2%
Health Care Equipment & Supplies – 0.3%
Covidien Ltd.	33,350	$1,337,669

Health Care Providers & Services – 0.7%
McKesson Corp.	54,200	3,616,766

Pharmaceuticals – 4.2%
AstraZeneca PLC	51,100	2,423,337
GlaxoSmithKline PLC	99,500	2,628,936
Merck & Co., Inc.	45,600	2,706,816
Pfizer, Inc.	284,100	6,750,216
Sanofi-Aventis SA	65,661	6,261,919

		20,771,224

		25,725,659

Utilities – 4.2%
Electric Utilities – 4.2%
American Electric Power Co., Inc.	27,650	1,318,075
E.ON AG	36,400	7,419,825
Entergy Corp.	25,000	2,988,500
Kyushu Electric Power Co., Inc.	164,100	4,461,686
The Tokyo Electric Power Co.	170,100	4,674,074

		20,862,160

Consumer Staples – 3.9%
Food & Staples Retailing – 1.6%
The Kroger Co.	130,200	3,743,250
Safeway, Inc.	122,900	4,276,920

		8,020,170

Food Products – 0.6%
Sara Lee Corp.	167,800	2,824,074

Household Products – 0.2%
Clorox Co.	11,600	752,608

Tobacco – 1.5%
Altria Group, Inc.	98,050	7,604,758

		19,201,610

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 0.3%
China Netcom Group Corp. Ltd.	452,000	1,451,387

Wireless Telecommunication Services – 2.8%
Sprint Nextel Corp.	275,500	4,275,760
Vodafone Group PLC	2,535,412	9,487,790

		13,763,550

		15,214,937

Total Common Stocks (cost $400,383,839)		468,988,001

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE – PREFERRED STOCKS – 0.7%
Materials – 0.6%
Metals & Mining – 0.6%
Usinas Siderurgicas de Minas Gerais SA	57,450	$2,913,039

Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co. Ltd.	1,300	570,650

Total Non-Convertible - Preferred Stocks (cost $1,221,738)		3,483,689

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(c) (cost $1,192,280)	1,192,280	1,192,280

Total Investments – 95.8% (cost $402,797,857)		473,663,970
Other assets less liabilities – 4.2%		20,621,624

Net Assets – 100.0%		$494,285,594

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Future	16	December 2007	$2,056,887	$2,125,636	$68,749

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate market value of these securities amounted to $3,458,177 or 0.7% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $401,605,577)	$472,471,690
Affiliated issuers (cost $1,192,280)	1,192,280
Foreign cash, at value (cost $4,182,464)	4,280,353	(a)
Receivable for investment securities sold	15,529,377
Receivable for shares of beneficial interest sold	1,625,483
Dividends receivable	1,077,547
Receivable for variation margin on futures contracts	35,445

Total assets	496,212,175

Liabilities
Payable for shares of beneficial interest redeemed	1,310,799
Advisory fee payable	303,401
Distribution fee payable	90,285
Administrative fee payable	21,147
Transfer Agent fee payable	15,885
Accrued expenses	185,064

Total liabilities	1,926,581

Net Assets	$494,285,594

Composition of Net Assets
Paid-in capital	$391,679,681
Undistributed net investment income	4,342,838
Accumulated net realized gain on investment and foreign currency transactions	27,307,939
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	70,955,136

	$494,285,594

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$182,643,881	11,283,495	$16.19	*

B	$24,965,775	1,576,074	$15.84

C	$26,554,361	1,672,975	$15.87

Advisor	$195,042,513	11,968,536	$16.30

R	$7,532,965	469,653	$16.04

K	$1,129,469	69,971	$16.14

I	$56,416,630	3,471,123	$16.25

(a)	An amount equivalent to U.S. $97,222 has been segregated as collateral for financial futures contracts outstanding at November 30, 2007.

*	The maximum offering price per share for Class A shares was $16.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $842,156)	$11,984,322
Affiliated issuers	429,477
Interest	26,496	$12,440,295

Expenses
Advisory fee (see Note B)	3,587,359
Distribution fee—Class A	445,899
Distribution fee—Class B	281,197
Distribution fee—Class C	254,610
Distribution fee—Class R	31,193
Distribution fee—Class K	2,515
Transfer agency—Class A	113,344
Transfer agency—Class B	31,806
Transfer agency—Class C	20,556
Transfer agency—Advisor Class	160,176
Transfer agency—Class R	10,590
Transfer agency—Class K	1,730
Transfer agency—Class I	18,124
Custodian	334,012
Registration fees	181,109
Administrative	91,500
Audit	61,412
Legal	58,269
Trustees’ fees	43,264
Printing	39,267
Miscellaneous	22,739

Total expenses	5,790,671
Less: expense offset arrangement (see Note B)	(12,028)

Net expenses		5,778,643

Net investment income		6,661,652

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		31,179,057	(a)
Futures contracts		124,572
Foreign currency transactions		(359,283)
Net change in unrealized appreciation/depreciation of:
Investments		(8,417,992	)(b)
Futures contracts		92,938
Foreign currency denominated assets and liabilities		130,454

Net gain on investment and foreign currency transactions		22,749,746

Net Increase in Net Assets from Operations		$29,411,398

(a)	On August 24, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $14,459,829. The gain on investments of $3,798,679 will not be realized for tax purposes.

(b)	Net of decrease in accrued foreign capital gains taxes of $ 61,409.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,661,652	$4,567,317
Net realized gain on investment transactions and foreign currency transactions	30,944,346	30,697,436
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,194,600)	33,943,468

Net increase in net assets from operations	29,411,398	69,208,221
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,262,167)	(356,082)
Class B	(310,275)	(79,058)
Class C	(223,828)	(42,764)
Advisor Class	(3,644,963)	(1,908,003)
Class R	(57,720)	(4,798)
Class K	(10,683)	(110)
Class I	(720,629)	(354,939)
Net realized gain on investment transactions
Class A	(6,389,720)	(1,328,229)
Class B	(2,322,002)	(625,278)
Class C	(1,675,061)	(338,222)
Advisor Class	(16,619,965)	(5,691,847)
Class R	(306,874)	(14,563)
Class K	(49,036)	(409)
Class I	(3,253,466)	(1,006,947)
Transactions in Shares of Beneficial Interest
Net increase	140,845,496	59,913,543

Total increase	133,410,505	117,370,515
Net Assets
Beginning of period	360,875,089	243,504,574

End of period (including undistributed net investment income of $4,342,838 and $4,221,197, respectively)	$494,285,594	$360,875,089

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2007, there was no such reimbursement.

Pursuant to the Advisory agreement, the Fund paid $91,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $145,284 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $12,028 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $14,913 from the sale of Class A shares and received $3,961, $21,108 and $10,366 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $241,219, of which $0 and $5,856, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $289,479, $459,743, $94,080 and $7,300 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$229,896,124	$115,973,611
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$403,657,788

Gross unrealized appreciation	$94,990,213
Gross unrealized depreciation	(24,984,031)

Net unrealized appreciation	$70,006,182

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	9,091,075	2,195,489	$146,304,684	$33,628,118

Shares issued in reinvestment of dividends and distributions	437,234	116,118	6,812,111	1,591,977

Shares converted from Class B	308,525	76,260	5,052,098	1,169,198

Shares redeemed	(2,565,968)	(872,405)	(41,963,433)	(13,150,178)

Net increase	7,270,866	1,515,462	$116,205,460	$23,239,115

Class B
Shares sold	419,392	765,161	$6,673,924	$11,457,770

Shares issued in reinvestment of dividends and distributions	153,896	41,502	2,362,296	562,771

Shares converted to Class A	(314,167)	(77,434)	(5,052,098)	(1,169,198)

Shares redeemed	(349,331)	(247,746)	(5,562,710)	(3,663,044)

Net increase (decrease)	(90,210)	481,483	$(1,578,588)	$7,188,299

Class C
Shares sold	698,830	679,155	$11,197,779	$10,245,451

Shares issued in reinvestment of dividends and distributions	117,052	22,052	1,800,265	299,466

Shares redeemed	(324,623)	(151,888)	(5,149,663)	(2,253,265)

Net increase	491,259	549,319	$7,848,381	$8,291,652

Advisor Class
Shares sold	2,656,022	2,703,444	$42,701,211	$39,883,736

Shares issued in reinvestment of dividends and distributions	1,290,370	551,387	20,181,382	7,576,055

Shares redeemed	(4,067,653)	(2,426,664)	(66,211,030)	(36,335,172)

Net increase (decrease)	(121,261)	828,167	$(3,328,437)	$11,124,619

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class R
Shares sold	378,019	215,650	$6,145,502	$3,240,945

Shares issued in reinvestment of dividends and distributions	23,552	1,378	364,588	18,821

Shares redeemed	(148,339)	(26,905)	(2,389,728)	(402,645)

Net increase	253,232	190,123	$4,120,362	$2,857,121

Class K
Shares sold	47,719	34,642	$767,713	$555,852

Shares issued in reinvestment of dividends and distributions	3,759	0 (a)	58,412	2

Shares redeemed	(16,911)	(21)	(282,642)	(343)

Net increase	34,567	34,621	$543,483	$555,511

Class I
Shares sold	1,102,426	413,452	$17,229,297	$6,480,886

Shares issued in reinvestment of dividends and distributions	255,077	99,368	3,974,096	1,361,339

Shares redeemed	(247,090)	(79,993)	(4,168,558)	(1,184,999)

Net increase	1,110,413	432,827	$17,034,835	$6,657,226

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$8,053,447	$2,952,752
Net long term capital gains	28,792,942	8,798,497

Total taxable distributions	36,846,389	11,751,249

Total distributions paid	$36,846,389	$11,751,249

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,461,946
Long-term capital gain	25,048,762
Unrealized appreciation/(depreciation)	70,095,205	(a)

Total accumulated earnings/(deficit)	$102,605,913

(a)

The differences between book-basis and tax-basis unrealized appreciation / (depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of passive foreign investment companies, and a redemption in kind resulted in a net decrease in undistributed net investment income, a decrease in accumulated net realized gain on investments and foreign currency transactions, and an increase in paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.72		$ 13.87		$ 12.61		$ 10.52		$ 8.57

Income From Investment Operations
Net investment income(a)	.23		.21		.15	(b)	.11	(b)(c)	.10	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.89		3.30		1.68		2.09		1.91

Net increase in net asset value from operations	1.12		3.51		1.83		2.20		2.01

Less: Dividends and Distribution
Dividends from net investment income	(.27)		(.14)		(.16)		(.11)		(.06)
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		–0–		–0–

Total dividends and distributions	(1.65)		(.66)		(.57)		(.11)		(.06)

Net asset value, end of period	$ 16.19		$ 16.72		$ 13.87		$ 12.61		$ 10.52

Total Return
Total investment return based on net asset value(d)	7.08%		26.37%		15.09%		21.09%		23.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182,644		$67,102		$34,632		$23,536		$16,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.33	%(e)	1.45%		1.41%		1.50%
Expenses, before waivers/reimbursements	1.30	%(e)	1.33	%(e)	1.46%		1.65%		1.89%
Net investment income	1.35	%(e)	1.39	%(e)	1.17	%(b)	.97	%(b)(c)	1.05	%(b)
Portfolio turnover rate	25%		29%		25%		38%		29%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.42		$ 13.66		$ 12.45		$ 10.39		$ 8.47

Income From Investment Operations
Net investment income(a)	.08		.10		.05	(b)	.03	(b)(c)	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.90		3.25		1.66		2.07		1.90

Net increase in net asset value from operations	.98		3.35		1.71		2.10		1.93

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.07)		(.09)		(.04)		(.01)
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		–0–		–0–

Total dividends and distributions	(1.56)		(.59)		(.50)		(.04)		(.01)

Net asset value, end of period	$ 15.84		$ 16.42		$ 13.66		$ 12.45		$ 10.39

Total Return
Total investment return based on net asset value(d)	6.28%		25.42%		14.24%		20.22%		22.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,966		$27,368		$16,180		$9,007		$5,585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03	%(e)	2.05	%(e)	2.19%		2.15%		2.20%
Expenses, before waivers/reimbursements	2.03	%(e)	2.05	%(e)	2.20%		2.39%		2.64%
Net investment income	.51	%(e)	.67	%(e)	.38	%(b)	.23	%(b)(c)	.38	%(b)
Portfolio turnover rate	25%		29%		25%		38%		29%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.45		$ 13.67		$ 12.46		$ 10.40		$ 8.48

Income From Investment Operations
Net investment income(a)	.09		.11		.05	(b)	.03	(b)(c)	.04	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.89		3.26		1.66		2.07		1.89

Net increase in net asset value from operations	.98		3.37		1.71		2.10		1.93

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.07)		(.09)		(.04)		(.01)
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		–0–		–0–

Total dividends and distributions	(1.56)		(.59)		(.50)		(.04)		(.01)

Net asset value, end of period	$ 15.87		$ 16.45		$ 13.67		$ 12.46		$ 10.40

Total Return
Total investment return based on net asset value(d)	6.27%		25.55%		14.22%		20.20%		22.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,554		$19,439		$8,648		$5,218		$3,317
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00	%(e)	2.03	%(e)	2.16%		2.12%		2.20%
Expenses, before waivers/reimbursements	2.00	%(e)	2.03	%(e)	2.18%		2.36%		2.60%
Net investment income	.58	%(e)	.71	%(e)	.42	%(b)	.26	%(b)(c)	.39	%(b)
Portfolio turnover rate	25%		29%		25%		38%		29%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 16.81		$ 13.93		$ 12.66		$ 10.56		$ 8.60

Income From Investment Operations
Net investment income(a)	.26		.26		.19	(b)	.14	(b)(c)	.13	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.91		3.32		1.68		2.10		1.91

Net increase (decrease) in net asset value from operations	1.17		3.58		1.87		2.24		2.04

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.18)		(.19)		(.14)		(.08)
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		–0–		–0–

Total dividends and distributions	(1.68)		(.70)		(.60)		(.14)		(.08)

Net asset value, end of period	$ 16.30		$ 16.81		$ 13.93		$ 12.66		$ 10.56

Total Return
Total investment return based on net asset value(d)	7.38%		26.80%		15.40%		21.47%		23.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,043		$203,212		$156,874		$131,710		$100,367
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%(e)	1.03	%(e)	1.14%		1.11%		1.20%
Expenses, before waivers/reimbursements	.99	%(e)	1.03	%(e)	1.16%		1.35%		1.59%
Net investment income	1.57	%(e)	1.70	%(e)	1.44	%(b)	1.26	%(b)(c)	1.42	%(b)
Portfolio turnover rate	25%		29%		25%		38%		29%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,				March 1, 2005(f) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.17		.19		.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.89		3.26		.95

Net increase in net asset value from operations	1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.17)		–0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		–0	–

Total dividends and distributions	(1.64)		(.69)		–0	–

Net asset value, end of period	$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(d)	6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59	%(e)	1.60	%(e)	1.70	%(g)
Expenses, before waivers/reimbursements	1.59	%(e)	1.60	%(e)	1.96	%(g)
Net investment income	1.02	%(e)	1.22	%(e)	.06	%(b)(g)
Portfolio turnover rate	25%		29%		25%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,				March 1, 2005(f) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.21		.18		.14	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.89		3.32		.84

Net increase in net asset value from operations	1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.14)		–0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		–0	–

Total dividends and distributions	(1.68)		(.66)		–0	–

Net asset value, end of period	$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(d)	6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,129		$592		$11
Ratio to average net assets of:
Expenses net of waivers/reimbursements	1.35	%(e)	1.41	%(e)	1.45	%(g)
Expenses before waivers/reimbursements	1.35	%(e)	1.41	%(e)	1.55	%(g)
Net investment income	1.30	%(e)	1.40	%(e)	1.34	%(b)(g)
Portfolio turnover rate	25%		29%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,				March 1, 2005(f) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.27		.26		.04	(b)
Net realized and unrealized gain on investment transactions	.91		3.30		.96

Net increase in net asset value from operations	1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.18)		–0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		–0	–

Total dividends and distributions	(1.69)		(.70)		–0	–

Net asset value, end of period	$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(d)	7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses net of waivers/reimbursements	.95	%(e)	1.01	%(e)	1.20	%(g)
Expenses before waivers/reimbursements	.95	%(e)	1.01	%(e)	1.44	%(g)
Net investment income	1.67	%(e)	1.72	%(e)	.41	%(b)(g)
Portfolio turnover rate	25%		29%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2008

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2007 is $840,051. The foreign source of income for information reporting purposes is $8,831,786.

The Fund designates 89.76% of the ordinary dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 45.48% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2007 qualifies for the corporate dividends received deduction.

In addition, the Fund designates $28,792,942 from dividends paid in the fiscal year ended November 30, 2007 as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 75 (2001)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None
David H. Dievler, # 78 (2001)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None
John H. Dobkin, # 65 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 until 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

++	Mr. Mayer is an “interested trustee”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay 47	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003, and Chief Investment Officer of Global Value Equities (since June 2003) and U.K. and European Value Equities (since prior to 2003). She has also chaired the Global, European and U.K. Value Investment Policy Groups since prior to 2003. Until 2006, she was Co-CIO European and UK Value Equities.

Kevin F. Simms 41	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Co-Chief Investment Officer of International Value Equities since 2003 and Director of Research for Global and International Value Equities since prior to 2003.

Henry S. D’Auria 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Emerging Markets Value Equities since prior to 2003 and Co-Chief Investment Officer of International Value Equities since June 2003.

Eric J. Franco 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$426.0	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $87,750 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Global Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	1.33 2.05 2.03 1.60 1.41 1.01 1.03	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Global Value Fund	$426.0	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.447%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
Global Value Portfolio
Class A6	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship:

Fund	Sub-advised Fund	Fee Schedule
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[9]	Lipper Group Median	Rank
Global Value Fund	0.750	0.825	1/6

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Value Fund	1.329	1.487	1/6	1.332	4/10

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

9	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.12 During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,249, $487,538 and $14,613 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the

12	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund’s most recently completed fiscal year, ABIS received $98,625 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $5,422 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Global Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	26.88	26.49	24.56	3/6	4/10
3 year	19.80	19.28	18.85	2/6	2/9
5 year	14.60	12.47	14.60	2/5	4/7

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)17 versus its benchmark.18 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

14	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15	The Fund’s PG and PU is identical to the Fund’s EG and EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

18	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

19	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	26.88	19.80	14.60	12.11	13.51	0.90	5
MSCI World Index (Net)	20.07	14.68	9.97	7.73	12.43	0.63	5

Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1107

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 24, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended November 30, 2007.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2007. For the 12-month period, the Fund’s underperformance was driven primarily by negative security selection in the health care, information technology and financials sectors. Sector selection was mixed during the 12-month period, with an overweight in the materials sector and an underweight in the health care sector adding to the Fund’s performance. Alternately, underweights in the industrials and consumer staples sectors, and an overweight in the financial sector negatively affected the Fund’s performance.

For the six-month period ended November 30, 2007, security selection detracted most from Fund performance, with health care, industrials, materials and financials stocks underperforming. Sector selection was also mixed for this period: overweights within the materials and energy sectors enhanced Fund performance, while an underweight in the consumer staples sector and an overweight in the financial sector detracted from Fund performance.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

Market Review and Investment Strategy

International equity markets rose during the six- and 12-month periods ended November 30, 2007, according to the MSCI EAFE Index. Investors initially shrugged off worries about rising yields and focused on signs that the global economy was strengthening. However, by September, volatility returned to the market, with investor concerns rising over the subprime mortgage crisis. By November, this crisis led markets to decline, especially after several financial companies announced significant write-downs of assets. There was particular weakness in financial and housing-related securities.

Also, record oil prices weighed on investor sentiment, as did a downward revision of 2008 growth by the U.S. Federal Reserve (the “Fed”).

The Fund’s International Value Investment Policy Group (the “Group”) strives to keep portfolio risk proportionate with the value opportunities it identifies. After a lengthy period of compression, valuation spreads are beginning to widen. If this trend continues, the Group believes that there may be increased opportunities to raise the Fund’s concentration in undervalued industries and companies.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-1.31%	12.23%

Class B	-1.70%	11.38%

Class C	-1.66%	11.43%

Advisor Class*	-1.16%	12.52%

Class R*	-1.48%	11.88%

Class K*	-1.31%	12.24%

Class I*	-1.14%	12.60%

MSCI EAFE Index	2.82%	17.30%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/07

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.23%	7.47%
5 Years	24.31%	23.22%
Since Inception*	17.40%	16.65%

Class B Shares
1 Year	11.38%	7.38%
5 Years	23.41%	23.41%
Since Inception*	16.62%	16.62%

Class C Shares
1 Year	11.43%	10.43%
5 Years	23.42%	23.42%
Since Inception*	16.63%	16.63%

Advisor Class Shares†
1 Year	12.52%	12.52%
5 Years	24.67%	24.67%
Since Inception*	17.82%	17.82%

Class R Shares†
1 Year	11.88%	11.88%
Since Inception*	22.27%	22.27%

Class K Shares†
1 Year	12.24%	12.24%
Since Inception*	19.07%	19.07%

Class I Shares†
1 Year	12.60%	12.60%
Since Inception*	19.42%	19.42%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.19%, 1.91%, 1.90%, 0.89%, 1.50%, 1.13% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. As disclosed in the Fund’s current Statement of Additional Information, contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	0.80%
5 Years	23.12%
Since Inception*	15.99%

Class B Shares
1 Year	0.56%
5 Years	23.30%
Since Inception*	15.96%

Class C Shares
1 Year	3.57%
5 Years	23.31%
Since Inception*	15.97%

Advisor Class Shares†
1 Year	5.58%
5 Years	24.55%
Since Inception*	17.15%

Class R Shares†
1 Year	4.95%
Since Inception*	21.04%

Class K Shares†
1 Year	5.32%
Since Inception*	17.42%

Class I Shares†
1 Year	5.69%
Since Inception*	17.77%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$986.93	$1,019.40	$5.63	$5.72
Class B	$1,000	$1,000	$982.96	$1,015.74	$9.25	$9.40
Class C	$1,000	$1,000	$983.38	$1,015.84	$9.15	$9.30
Advisor Class	$1,000	$1,000	$988.35	$1,020.91	$4.14	$4.20
Class R	$1,000	$1,000	$985.23	$1,018.05	$6.97	$7.08
Class K	$1,000	$1,000	$986.90	$1,019.55	$5.48	$5.57
Class I	$1,000	$1,000	$988.61	$1,021.31	$3.74	$3.80
*	Expenses are equal to the classes’ annualized expense ratios of 1.13%, 1.86%, 1.84%, 0.83%, 1.40%, 1.10% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $13,387.2

*	All data are as of November 30, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.0% or less in the following countries: Finland, Israel, Norway, Russia, Spain and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
E.ON AG	$383,364,394	2.9%
BASF AG	379,164,238	2.8
Renault SA	374,087,842	2.8
ING Groep NV	352,779,963	2.6
Royal Dutch Shell PLC—Class A	335,446,423	2.5
HBOS PLC	334,965,470	2.5
Allianz SE	331,037,324	2.5
Nissan Motor Co. Ltd.	307,891,340	2.3
Royal Bank of Scotland Group PLC	302,874,603	2.3
Sumitomo Mitsui Financial Group, Inc.	299,387,577	2.2
	$3,400,999,174	25.4%

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 34.6%
Capital Markets – 4.1%
Credit Suisse Group	4,173,300	$252,165,330
Deutsche Bank AG	2,217,000	290,375,752

		542,541,082

Commercial Banks – 17.9%
Bank Hapoalim BM	3,986,578	20,139,217
Barclays PLC	22,912,600	264,833,959
BNP Paribas SA	2,369,120	267,042,215
Credit Agricole SA	6,818,805	239,742,480
Hana Financial Group, Inc.	886,400	41,842,662
HBOS PLC	20,430,740	334,965,470
Kookmin Bank	1,131,500	81,836,554
Mitsubishi UFJ Financial Group, Inc.	28,596,000	282,396,286
Royal Bank of Scotland Group PLC	32,076,973	302,874,603
Societe Generale	1,654,628	254,870,067
Sumitomo Mitsui Financial Group, Inc.	34,784	299,387,577

		2,389,931,090

Consumer Finance – 1.9%
ORIX Corp.	1,260,260	260,430,759

Diversified Financial Services – 4.3%
Fortis(a)	3,311,466	48,527
Fortis (Euronext Amsterdam)	2,154,500	57,440,322
Fortis (Euronext Brussels)	6,124,166	163,544,762
ING Groep NV	9,094,402	352,779,963

		573,813,574

Insurance – 6.3%
Allianz SE	1,606,245	331,037,324
Aviva PLC	10,336,126	144,814,840
Fondiaria-Sai SpA (ordinary shares)	2,269,348	99,247,587
Fondiaria-Sai SpA (saving shares)	184,200	5,527,607
Muenchener Rueckversicherungs AG	1,417,900	258,803,677

		839,431,035

Real Estate Management & Development – 0.1%
Leopalace21 Corp.	645,000	19,008,049

		4,625,155,589

Materials – 14.2%
Chemicals – 4.5%
BASF AG	2,733,000	379,164,238
Mitsubishi Chemical Holdings Corp.	21,155,000	169,332,656
Mitsui Chemicals, Inc.	7,024,000	51,511,761

		600,008,655

Construction Materials – 0.5%
Buzzi Unicem SpA	1,576,061	43,679,681
Italcementi SpA	1,492,200	30,948,370

		74,628,051

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 8.1%
Antofagasta PLC	6,406,758	$100,455,141
Arcelor	1,676,695	123,167,611
ArcelorMittal	1,236,900	91,218,095
JFE Holdings, Inc.	4,372,500	241,114,501
Kazakhmys PLC	3,907,400	107,709,957
Posco	314,900	200,234,205
Xstrata PLC	3,216,680	225,890,235

		1,089,789,745

Paper & Forest Products – 1.1%
Stora Enso Oyj – Class R	6,931,100	114,564,822
Svenska Cellulosa AB – Class B	1,545,300	27,566,522

		142,131,344

		1,906,557,795

Energy – 11.2%
Oil, Gas & Consumable Fuels – 11.2%
China Petroleum & Chemical Corp. – Class H	112,791,500	171,211,585
ENI SpA	8,202,600	293,600,100
LUKOIL (ADR)	1,547,950	132,504,520
Petroleo Brasileiro SA (Sponsored) (ADR)	2,396,700	194,540,139
Repsol YPF SA	3,254,100	120,108,952
Royal Dutch Shell PLC – Class A	8,290,800	335,446,423
StatoilHydro ASA	3,136,450	101,614,670
Total SA	1,787,600	144,561,252

		1,493,587,641

Consumer Discretionary – 9.4%
Auto Components – 2.2%
Compagnie Generale des Etablissements Michelin – Class B	1,518,200	179,649,322
Hyundai Mobis	1,231,300	115,667,268

		295,316,590

Automobiles – 5.1%
Nissan Motor Co. Ltd.	26,853,000	307,891,340
Renault SA	2,579,000	374,087,842

		681,979,182

Household Durables – 1.5%
Sharp Corp.	10,823,000	178,282,518
Taylor Wimpey PLC	3,914,606	16,556,513

		194,839,031

Media – 0.6%
Lagardere SCA	1,072,900	86,020,837

		1,258,155,640

Information Technology – 7.2%
Computers & Peripherals – 3.3%
Compal Electronics, Inc. (GDR)(b)	6,905,938	39,018,550
Fujitsu Ltd.	30,341,000	214,602,654
Toshiba Corp.	23,532,000	192,810,847

		446,432,051

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 1.3%
AU Optronics Corp.	87,458,683	$171,618,215

Semiconductors & Semiconductor Equipment – 2.6%
Hynix Semiconductor, Inc.(a)	4,336,600	121,481,274
Samsung Electronics Co. Ltd.	90,500	55,555,823
Siliconware Precision Industries Co.	17,793,246	32,557,286
United Microelectronics Corp.	233,745,541	139,832,898

		349,427,281

		967,477,547

Utilities – 5.8%
Electric Utilities – 4.6%
E.ON AG	1,880,700	383,364,394
The Tokyo Electric Power Co.	8,316,500	228,524,031

		611,888,425

Multi-Utilities – 1.2%
RWE AG	1,178,990	161,047,249

		772,935,674

Industrials – 4.3%
Aerospace & Defense – 1.1%
BAE Systems PLC	15,491,500	146,449,001

Airlines – 1.2%
Air France-KLM	2,342,518	83,675,631
Deutsche Lufthansa AG	2,812,700	76,032,628

		159,708,259

Marine – 2.0%
Mitsui OSK Lines Ltd.	12,396,000	186,839,097
Nippon Yusen KK	10,173,000	88,758,049

		275,597,146

		581,754,406

Health Care – 4.2%
Pharmaceuticals – 4.2%
AstraZeneca PLC	3,036,000	143,977,512
GlaxoSmithKline PLC	4,794,900	126,688,305
Sanofi-Aventis SA	3,086,782	294,378,377

		565,044,194

Telecommunication Services – 4.1%
Diversified Telecommunication Services – 1.9%
China Netcom Group Corp. Ltd.	41,571,500	133,487,435
Nippon Telegraph & Telephone Corp.	27,901	126,601,703

		260,089,138

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	77,815,865	291,195,524

		551,284,662

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 2.1%
Food & Staples Retailing – 1.2%
Koninklijke Ahold NV	11,500,080	$163,504,623

Food Products – 0.9%
Associated British Foods PLC	6,517,300	118,790,024

		282,294,647

Total Common Stocks (cost $11,544,882,222)		13,004,247,795

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co. Ltd. (cost $63,418,510)	127,600	56,011,519

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $206,673,138)	206,673,138	206,673,138

Total Investments – 99.1% (cost $11,814,973,870)		13,266,932,452
Other assets less liabilities – 0.9%		120,235,324

Net Assets – 100.0%		$13,387,167,776

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	2,476	December 2007	$160,422,046	$159,633,268	$(788,778)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the market value of this security amounted to $39,018,550 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investment in securities, at value
Unaffiliated issuers (cost $11,608,300,732)	$13,060,259,314
Affiliated issuers (cost $206,673,138)	206,673,138
Foreign cash, at value (cost $186,815,282)	190,334,755	(a)
Receivable for shares of beneficial interest sold	52,688,291
Dividends receivable	24,973,136
Receivable for variation margin on futures contracts	2,013,156

Total assets	13,536,941,790

Liabilities
Payable for investment securities purchased and foreign currency transactions	100,429,740
Payable for shares of beneficial interest redeemed	37,146,973
Advisory fee payable	6,844,506
Distribution fee payable	2,969,636
Transfer Agent fee payable	424,889
Administrative fee payable	17,372
Accrued expenses	1,940,898

Total liabilities	149,774,014

Net Assets	$13,387,167,776

Composition of Net Assets
Paid-in capital	$11,195,046,529
Undistributed net investment income	181,996,614
Accumulated net realized gain on investment and foreign currency transactions	554,801,943
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,455,322,690

	$13,387,167,776

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$6,056,018,941	250,485,640	$24.18	*

B	$331,999,211	14,037,465	$23.65

C	$1,373,558,445	58,056,108	$23.66

Advisor	$3,704,599,620	150,609,714	$24.60

R	$165,221,160	6,877,962	$24.02

K	$340,195,884	14,115,105	$24.10

I	$1,415,574,515	58,298,939	$24.28

*	The maximum offering price per share for Class A shares was $25.25 which reflects a sales charge of 4.25%.

(a)	An amount equivalent to U.S. $11,844,810 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2007.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $29,927,371)	$330,916,130
Affiliated issuers	17,738,468
Interest	685,343	$349,339,941

Expenses
Advisory fee (see Note B)	70,077,083
Distribution fee—Class A	15,001,428
Distribution fee—Class B	3,386,207
Distribution fee—Class C	11,630,951
Distribution fee—Class R	535,674
Distribution fee—Class K	570,566
Transfer agency—Class A	5,115,039
Transfer agency—Class B	442,699
Transfer agency—Class C	1,298,886
Transfer agency—Advisor Class	3,070,927
Transfer agency—Class R	213,454
Transfer agency—Class K	308,716
Transfer agency—Class I	347,055
Custodian	5,526,831
Printing	1,029,774
Registration fees	445,522
Administrative	93,728
Audit	63,305
Legal	48,777
Trustees’ fees	36,970
Miscellaneous	187,312

Total expenses	119,430,904
Less: expenses waived and reimbursed by the Adviser (see Note B)	(14,819)
Less: expense offset arrangement (see Note B)	(226,149)

Net expenses		119,189,936

Net investment income		230,150,005

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		560,372,711
Futures contracts		21,974,478
Foreign currency transactions		(3,781,100)
Net change in unrealized appreciation/depreciation of:
Investments		214,297,421
Futures contracts		(7,509,355)
Foreign currency denominated assets and liabilities		1,674,098

Net gain on investment and foreign currency transactions		787,028,253

Net Increase in Net Assets from Operations		$1,017,178,258

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$230,150,005	$83,351,675
Net realized gain on investment and foreign currency transactions	578,566,089	357,903,171
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	208,462,164	851,020,730

Net increase in net assets from operations	1,017,178,258	1,292,275,576
Dividends and Distributions to Shareholders from
Net investment income
Class A	(58,359,707)	(16,343,354)
Class B	(3,899,389)	(1,336,095)
Class C	(10,136,569)	(2,208,530)
Advisor Class	(35,853,711)	(9,816,862)
Class R	(833,757)	(53,639)
Class K	(1,802,506)	(1,658)
Class I	(13,036,156)	(2,874,352)
Net realized gain on investment transactions
Class A	(167,227,267)	(71,457,886)
Class B	(15,503,112)	(10,971,191)
Class C	(40,300,754)	(18,135,087)
Advisor Class	(92,781,487)	(37,415,212)
Class R	(2,351,905)	(234,524)
Class K	(4,633,287)	(6,044)
Class I	(32,992,386)	(10,045,312)
Transactions in Shares of Beneficial Interest
Net increase	5,880,028,448	3,191,039,429

Total increase	6,417,494,713	4,302,415,259
Net Assets
Beginning of period	6,969,673,063	2,667,257,804

End of period (including undistributed net investment income of $181,996,614 and $80,411,625, respectively)	$13,387,167,776	$6,969,673,063

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2007, such reimbursement amounted to $14,819.

Pursuant to the Advisory agreement, the Fund paid $93,728 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $4,159,027 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $226,149 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $508,092 from the sale of Class A shares and received $190,213, $221,461 and $261,535 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. —Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $10,541,511, of which $0 and $816,232, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund ‘s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,339,736, $7,120,103, $712,635 and $1,424,635 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,745,376,185	$2,069,017,921
U.S. government securities	–0–	–0–

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$11,829,475,733

Gross unrealized appreciation	$1,924,908,877
Gross unrealized depreciation	(487,452,158)

Net unrealized appreciation	$1,437,456,719

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	153,523,993	90,609,741	$3,605,300,818	$1,874,859,138

Shares issued in reinvestment of dividends and distributions	9,481,594	4,544,098	210,491,326	81,157,586

Shares converted from Class B	1,637,072	635,870	38,816,194	13,260,202

Shares redeemed	(56,649,406)	(23,049,282)	(1,340,318,073)	(472,648,967)

Net increase	107,993,253	72,740,427	$2,514,290,265	$1,496,627,959

Class B
Shares sold	3,915,848	4,746,591	$89,902,418	$96,059,041

Shares issued in reinvestment of dividends and distributions	818,007	564,146	17,889,601	9,957,205

Shares converted to Class A	(1,664,243)	(645,833)	(38,816,194)	(13,260,202)

Shares redeemed	(2,379,109)	(2,110,828)	(55,111,923)	(42,322,034)

Net increase	690,503	2,554,076	$13,863,902	$50,434,010

Class C
Shares sold	28,405,762	18,783,453	$653,909,564	$382,739,271

Shares issued in reinvestment of dividends and distributions	2,156,115	758,066	47,153,794	13,379,871

Shares redeemed	(6,761,691)	(2,998,326)	(157,360,424)	(60,040,748)

Net increase	23,800,186	16,543,193	$543,702,934	$336,078,394

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Advisor Class
Shares sold	94,582,488	51,498,076	$2,257,417,704	$1,079,583,441

Shares issued in reinvestment of dividends and distributions	5,258,456	2,101,394	118,419,395	37,993,197

Shares redeemed	(28,345,341)	(13,347,347)	(681,949,022)	(276,864,378)

Net increase	71,495,603	40,252,123	$1,693,888,077	$840,712,260

Class R
Shares sold	6,265,078	1,880,459	$147,308,227	$39,647,158

Shares issued in reinvestment of dividends and distributions	143,835	8,119	3,181,623	144,846

Shares redeemed	(1,453,795)	(193,268)	(34,455,920)	(3,923,255)

Net increase	4,955,118	1,695,310	$116,033,930	$35,868,749

Class K
Shares sold	12,960,040	3,255,871	$308,074,276	$69,597,882

Shares issued in reinvestment of dividends and distributions	290,949	390	6,435,792	6,951

Shares redeemed	(2,301,715)	(96,255)	(54,376,091)	(2,009,820)

Net increase	10,949,274	3,160,006	$260,133,977	$67,595,013

Class I
Shares sold	36,980,602	18,423,178	$889,942,340	$382,441,586

Shares issued in reinvestment of dividends and distributions	2,039,984	719,249	45,328,444	12,838,589

Shares redeemed	(8,334,427)	(1,462,230)	(197,155,421)	(31,557,131)

Net increase	30,686,159	17,680,197	$738,115,363	$363,723,044

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$186,589,422	$60,525,918
Long term capital gains	293,122,571	120,373,828

Total taxable distributions	479,711,993	180,889,746

Total distributions paid	$479,711,993	$180,899,746

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$244,363,108
Undistributed long-term capital gains	530,964,760
Accumulated capital and other losses	(24,027,449)	(a)
Unrealized appreciation/(depreciation)	1,440,820,828	(b)

Total accumulated earnings/(deficit)	$2,192,121,247

(a)

On November 30, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $24,027,449 of which $24,027,449 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized a capital loss carryforwards of $3,427,458.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, redesignation of dividends, and utilization of earnings and profit distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investments and foreign currency transactions and an increase to paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 23.05	$ 18.10		$ 16.22		$ 12.82		$ 9.83

Income From Investment Operations
Net investment income(a)	.50	.39	(b)	.26	(b)	.16	(b)(c)	.13	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.18	5.80		2.15		3.37		2.96

Net increase in net asset value from operations	2.68	6.19		2.41		3.53		3.09

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.23)		(.17)		(.13)		(.10)
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.55)	(1.24)		(.53)		(.13)		(.10)

Net asset value, end of period	$ 24.18	$ 23.05		$ 18.10		$ 16.22		$ 12.82

Total Return
Total investment return based on net asset value(d)	12.23%	36.20%		15.31%		27.77%		31.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,056,019	$3,285,006		$1,262,495		$455,933		$180,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	1.19	%(e)	1.20%		1.20%		1.20%
Expenses, before waivers/reimbursements	1.11%	1.19	%(e)	1.37%		1.64%		1.93%
Net investment income	2.11%	1.92	%(b)(e)	1.57	%(b)	1.12	%(b)(c)	1.22	%(b)
Portfolio turnover rate	21%	23%		26%		22%		20%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 22.63	$ 17.81		$ 15.99		$ 12.67		$ 9.75

Income From Investment Operations
Net investment income(a)	.30	.25	(b)	.16	(b)	.07	(b)(c)	.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.16	5.70		2.11		3.32		2.92

Net increase in net asset value from operations	2.46	5.95		2.27		3.39		2.99

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.12)		(.09)		(.07)		(.07)
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.44)	(1.13)		(.45)		(.07)		(.07)

Net asset value, end of period	$ 23.65	$ 22.63		$ 17.81		$ 15.99		$ 12.67

Total Return
Total investment return based on net asset value(d)	11.38%	35.22%		14.52%		26.83%		30.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$331,999	$302,072		$192,192		$136,980		$84,809
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.84%	1.90	%(e)	1.90%		1.90%		1.90%
Expenses, before waivers/ reimbursements	1.84%	1.90	%(e)	2.09%		2.39%		2.71%
Net investment income	1.30%	1.22	%(b)(e)	.98	%(b)	.47	%(b)(c)	.61	%(b)
Portfolio turnover rate	21%	23%		26%		22%		20%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 22.63	$ 17.81		$ 15.99		$ 12.67		$ 9.75

Income From Investment Operations
Net investment income(a)	.33	.25	(b)	.16	(b)	.06	(b)(c)	.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.14	5.70		2.11		3.33		2.93

Net increase in net asset value from operations	2.47	5.95		2.27		3.39		2.99

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.12)		(.09)		(.07)		(.07)
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		(.36)		– 0	–	– 0	–

Total dividends and distributions	(1.44)	(1.13)		(.45)		(.07)		(.07)

Net asset value, end of period	$ 23.66	$ 22.63		$ 17.81		$ 15.99		$ 12.67

Total Return
Total investment return based on net asset value(d)	11.43%	35.22%		14.52%		26.83%		30.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,373,558	$775,322		$315,390		$143,067		$59,753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82%	1.89	%(e)	1.90%		1.90%		1.90%
Expenses, before waivers/reimbursements	1.82%	1.89	%(e)	2.07%		2.35%		2.65%
Net investment income	1.40%	1.22	%(b)(e)	.95	%(b)	.46	%(b)(c)	.55	%(b)
Portfolio turnover rate	21%	23%		26%		22%		20%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$ 23.41	$ 18.34		$ 16.41		$ 12.96		$ 9.92

Income From Investment Operations
Net investment income(a)	.58	.46	(b)	.37	(b)	.21	(b)(c)	.18	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.20	5.89		2.12		3.40		2.97

Net increase in net asset value from operations	2.78	6.35		2.49		3.61		3.15

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.27)		(.20)		(.16)		(.11)
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		(.36)		– 0	–	– 0	–
Total dividends and distributions	(1.59)	(1.28)		(.56)		(.16)		(.11)

Net asset value, end of period	$ 24.60	$ 23.41		$ 18.34		$ 16.41		$ 12.96

Total Return
Total investment return based on net asset value(d)	12.52%	36.65%		15.66%		28.10%		32.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,704,600	$1,851,774		$712,775		$1,082,517		$633,688
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.89	%(e)	.90%		.90%		.90%
Expenses, before waivers/reimbursements	.82%	.89	%(e)	1.04%		1.34%		1.63%
Net investment income	2.41%	2.21	%(b)(e)	2.21	%(b)	1.48	%(b)(c)	1.61	%(b)
Portfolio turnover rate	21%	23%		26%		22%		20%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,						November 3, 2003(f) to November 30,
	2007	2006		2005	2004		2003

Net asset value, beginning of period	$ 22.98	$ 18.09		$ 16.23	$ 12.82		$ 12.60

Income From Investment Operations
Net investment income(a)(b)	.45	.30		.22	.02	(c)	– 0	–(g)
Net realized and unrealized gain on investment and foreign currency transactions	2.15	5.83		2.16	3.48		.22

Net increase in net asset value from operations	2.60	6.13		2.38	3.50		.22

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.23)		(.16)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		(.36)	– 0	–	– 0	–

Total dividends and distributions	(1.56)	(1.24)		(.52)	(.09)		– 0	–

Net asset value, end of period	$ 24.02	$ 22.98		$ 18.09	$ 16.23		$ 12.82

Total Return
Total investment return based on net asset value(d)	11.88%	35.87%		15.09%	27.46%		1.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,221	$44,196		$4,115	$960		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.40	%(e)	1.40%	1.40%		1.40	%(h)
Expenses, before waivers/reimbursements	1.41%	1.50	%(e)	1.66%	1.84%		2.31	%(h)
Net investment income(b)	1.89%	1.47	%(e)	1.30%	.12	%(c)	.40	%(h)
Portfolio turnover rate	21%	23%		26%	22%		20%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,			March 1, 2005(f) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 23.02	$ 18.11		$ 17.14

Income From Investment Operations
Net investment income(a)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.15	5.93		.86

Net increase in net asset value from operations	2.68	6.20		.97

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.28)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.60)	(1.29)		– 0	–

Net asset value, end of period	$ 24.10	$ 23.02		$ 18.11

Total Return
Total investment return based on net asset value(d)	12.24%	36.30%		5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$340,196	$72,884		$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.13	%(e)	1.15	%(h)
Expenses, before waivers/reimbursements	1.10%	1.13	%(e)	1.42	%(h)
Net investment income	2.19%	1.40	%(b)(e)	1.07	%(b)(h)
Portfolio turnover rate	21%	23%		26%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,			March 1, 2005(f) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 23.12	$ 18.14		$ 17.14

Income From Investment Operations
Net investment income(a)	.58	.47	(b)	.09	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.18	5.81		.91

Net increase in net asset value from operations	2.76	6.28		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.29)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.60)	(1.30)		– 0	–

Net asset value, end of period	$ 24.28	$ 23.12		$ 18.14

Total Return
Total investment return based on net asset value(d)	12.60%	36.73%		5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,415,575	$638,419		$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.82	%(e)	.90	%(h)
Expenses, before waivers/reimbursements	.75%	.82	%(e)	1.00	%(h)
Net investment income	2.43%	2.27	%(b)(e)	.75	%(b)(h)
Portfolio turnover rate	21%	23%		26%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Ratio includes expenses attributable to cost of proxy solicitation.

(f)	Commencement of distribution.

(g)	Amount is less than $.005.

(h)	Annualized.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2008

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may passed through to the shareholders for the fiscal year ended November 30, 2007 is $29,829,547. The foreign source income for information reporting purposes is $360,843,501.

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 66.61% of the dividend paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $293,122,571 from dividends paid in the fiscal year ended November 30, 2007 as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 75 (2001)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (2001)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 65 (2001)	Consultant. Formerly, President Save Venice, Inc. (preservation organization) from 2001-2002, of Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 63 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 until 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi- conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors Bar of and member of the Council (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of Alliance Bernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

++	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Sharon E. Fay 47	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003, and Chief Investment Officer of Global Value Equities (since June 2003) and U.K. and European Value Equities (since prior to 2003). She has also chaired the Global, European and U.K. Value Investment Policy Groups since prior to 2003.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Kevin F. Simms 41	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Co-Chief Investment Officer of International Value Equities since 2003 and Director of Research for Global and International Value Equities since prior to 2003.

Henry S. D’Auria 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Emerging Markets Value Equities since prior to 2003 and Co-Chief Investment Officer of International Value Equities since June 2003.

Eric J. Franco 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$9,031.7	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $91,000 (0.002% of the Fund’s average daily net assets) for such services but waived a portion of those fees in the amount of $30,333 or (0.001% at the Fund’s average daily net assets).

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class R shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class R shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
International Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.19 1.90 1.89 1.50 1.13 0.82 0.89	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
International Value Fund	$9,031.7	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.502%	0.633%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.633%

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ACITM Mutual Fund	Fee[7]
International Value Fund	Alliance International Diversified Value[8]	0.10%[9]

	AllianceBernstein International Value Equity A8	0.30%[10]

	AllianceBernstein Kokusai Value Stock[8]	0.70%

	Bernstein Kokusai Strategic Value[8]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

8	This ACITM fund is privately placed or institutional.

9	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client # 2[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client # 6	0.55% on 1st $150 million 0.40% thereafter

	Client # 7	0.50%

	Client # 8	0.30%

	Client # 9	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee

	Client # 10	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

11	This is the fee schedule of a fund managed by an affiliate of the Adviser.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Fund[15]	0.664	0.751	2/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

15	The Fund’s EG includes the Fund, one other International Large-Cap Value Fund (“ILCV”), six International Large-Cap Core Funds (“ILCC”) and three International Multi-Cap Value Funds (“IMLV”).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

Fund	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Fund[19]	1.186	1.269	4/11	1.501	6/62

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type

16	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG and all other ILCV, ILCC and IMLV funds, excluding outliers.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.20 During the Fund’s most recently completed fiscal year, ABI received from the Fund $308,742, $13,843,941 and $268,622 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $2,100,548 in fees from the Fund.21

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third

20	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

21	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $62,957 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Universe (“PU”) for the periods ended December 31, 2006.23

22

The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

International Value Fund[24]	Fund Return	PU Median	PU Rank
1 year	34.18	26.77	1/7
3 year	24.94	20.32	2/7
5 year	22.13	15.28	1/7

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Fund	34.18	24.94	22.12	18.85	14.49	1.29	5
MSCI EAFE Index (Net)	26.34	19.93	14.98	11.07	13.43	0.93	5

Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

24	Lipper omitted the Fund’s Lipper Performance Group (“PG”) because of the limited number of peers with the same Lipper investment classification/objective as the Fund. The Fund’s PU includes the Fund and all other ILCV funds, regardless of asset size.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

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The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1107

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 16, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein’s fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Fund may invest in securities issued by non-U.S. companies and may enter into forward commitments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended November 30, 2007.

The Fund’s Class A shares without sales charges outperformed the benchmark during both the six- and 12-month periods ended November 30, 2007. For both periods, strong stock selection was a key contributor as the Fund’s holdings benefited from robust earnings growth, which was more highly valued by investors seeking stability in a more volatile period. For both periods, the premium from stock selection was spread across a number of sectors but was most pronounced in industrial resources. The more global revenue stream of the Fund’s holdings in this sector benefited from a shift in investor interest to companies exposed to economic growth outside the U.S. The Fund’s financials holdings also contributed to the stock selection premium, driven by an underweighted position in housing-related financials.

Small-capitalization stocks underperformed the broad market for the six- and 12-month periods ended November 30, 2007, primarily as a result of increasing anxiety among investors over the fallout from the subprime mortgage contagion. Volatility rebounded from historically low levels as the market attempted to make judgments about the eventual impact of a depressed housing sector on the U.S. economy as a whole. Companies and industries with more perceived exposure to the U.S. consumer fell sharply, while more defensive sectors such as utilities and consumer staples outperformed.

Market Review and Investment Strategy

Markets for smaller-cap stocks have been affected by a number of factors during the six- and 12-month periods ended November 30, 2007. Most prominent has been the collapse of profit growth in small companies relative to larger companies. Investors had reacted to the strong profit recovery

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

that small caps enjoyed coming out of 2002 by bidding up values of smaller and riskier companies. The collapse in small caps’ relative profit advantage and the emergence of more uncertainty about corporate earnings in general have exposed the valuations that investors had awarded these smaller companies as unreasonable.

The Fund has been increasingly biased towards larger, higher-quality stocks over the past few years as the Fund’s Small/Mid Cap Value Investment Policy Group’s (the “Group’s”) fundamental and quantitative research has highlighted these companies as being very attractive. The reintroduction of risk aversion in the small cap markets, driven by this earnings growth compression, has benefited the Fund’s stocks disproportionately and contributed to the Fund’s outperformance during the period under review. The Group continues to believe these distortions exist and larger-capitalization, higher-quality stocks retain much of their attractiveness. The uptick in volatility and the significant underperformance of stocks with exposure to the U.S. consumer has created some emerging value opportunities. As a result, a few of these companies are being added to the Fund where the Group’s research indicates the return opportunity is appropriate given the risk.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	-10.99%	4.10%

Class B	-11.11%	3.86%

Class C	-11.30%	3.42%

Advisor Class*	-10.88%	4.44%

Class R*	-11.10%	3.95%

Class K*	-11.01%	4.14%

Class I*	-10.90%	4.38%

Russell 2500 Value Index	-13.81%	-5.04%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/07

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns
Class A Shares
1 Year	4.10%	-0.30%
5 Years	15.74%	14.73%
Since Inception*	13.72%	12.99%

Class B Shares
1 Year	3.86%	0.10%
5 Years	15.01%	15.01%
Since Inception*	12.99%	12.99%

Class C Shares
1 Year	3.42%	2.48%
5 Years	14.93%	14.93%
Since Inception*	12.92%	12.92%

Advisor Class Shares†
1 Year	4.44%	4.44%
5 Years	16.07%	16.07%
Since Inception*	14.06%	14.06%

Class R Shares†
1 Year	3.95%	3.95%
Since Inception*	12.46%	12.46%

Class K Shares†
1 Year	4.14%	4.14%
Since Inception*	8.38%	8.38%

Class I Shares†
1 Year	4.38%	4.38%
Since Inception*	8.61%	8.61%

The Fund’s total annual operating ratios are 1.32%, 2.04%, 2.03%, 1.02%, 1.56%, 1.28% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. There are contractual fee waivers currently in place for this Fund to the extent necessary in keeping the Fund’s operating expense ratios from exceeding 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, of average net assets per year. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns
Class A Shares
1 Year	-2.03%
5 Years	15.18%
Since Inception*	12.65%

Class B Shares
1 Year	-1.72%
5 Years	15.45%
Since Inception*	12.65%

Class C Shares
1 Year	0.65%
5 Years	15.36%
Since Inception*	12.57%

Advisor Class Shares†
1 Year	2.60%
5 Years	16.52%
Since Inception*	13.71%

Class R Shares†
1 Year	2.12%
Since Inception*	11.92%

Class K Shares†
1 Year	2.35%
Since Inception*	7.75%

Class I Shares†
1 Year	2.53%
Since Inception*	7.99%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$890.13	$1,019.30	$5.45	$5.82
Class B	$1,000	$1,000	$888.90	$1,018.30	$6.39	$6.83
Class C	$1,000	$1,000	$887.01	$1,015.79	$8.75	$9.35
Advisor Class	$1,000	$1,000	$891.16	$1,020.81	$4.03	$4.31
Class R	$1,000	$1,000	$889.01	$1,018.30	$6.39	$6.83
Class K	$1,000	$1,000	$889.95	$1,019.55	$5.21	$5.57
Class I	$1,000	$1,000	$891.00	$1,020.86	$3.98	$4.26
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.35%, 1.85%, 0.85%, 1.35%, 1.10% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,317.9

TEN LARGEST HOLDINGS

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
SPX Corp.	$27,566,784	2.1%
Universal Corp.	25,449,688	1.9
Arch Capital Group, Ltd.	23,334,432	1.8
PerkinElmer, Inc.	23,201,640	1.8
Ruddick Corp.	23,088,129	1.8
Celanese Corp. Series A	22,831,872	1.7
Molson Coors Brewing Co. Class B	22,548,192	1.7
Goodrich Corp.	21,843,256	1.7
Platinum Underwriters Holdings, Ltd.	21,734,796	1.6
Lubrizol Corp.	21,262,410	1.6
	$232,861,199	17.7%

*	All data are as of November 30, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Industrials – 24.1%
Aerospace & Defense – 1.6%
Goodrich Corp.	306,400	$21,843,256

Airlines – 1.9%
Alaska Air Group, Inc.(a)	368,900	9,344,237
Continental Airlines, Inc.-Class B(a)	324,900	9,145,935
Skywest, Inc.	279,200	7,345,752

		25,835,924

Commercial Services & Supplies – 2.9%
IKON Office Solutions, Inc.	1,245,000	15,724,350
Kelly Services, Inc.-Class A	344,200	6,557,010
Quebecor World, Inc.(a)	485,000	1,091,250
United Stationers, Inc.(a)	285,000	14,438,100

		37,810,710

Electrical Equipment – 4.2%
Acuity Brands, Inc.	239,900	9,473,651
Cooper Industries Ltd.-Class A	332,000	16,673,040
EnerSys(a)	503,840	11,724,357
Regal-Beloit Corp.	363,400	17,108,872

		54,979,920

Machinery – 7.8%
AGCO Corp.(a)	230,000	15,856,200
Briggs & Stratton Corp.	490,775	11,189,670
Kennametal, Inc.	263,900	20,597,395
Mueller Industries, Inc.	460,300	13,914,869
SPX Corp.	270,900	27,566,784
Terex Corp.(a)	207,000	13,341,150

		102,466,068

Road & Rail – 4.4%
Arkansas Best Corp.	365,000	8,322,000
Avis Budget Group, Inc.(a)	875,000	13,151,250
Con-way, Inc.	307,325	12,993,701
Ryder System, Inc.	287,000	12,444,320
Werner Enterprises, Inc.	652,000	11,442,600

		58,353,871

Trading Companies & Distributors – 1.3%
GATX Corp.	450,925	16,697,753

		317,987,502

Financials – 20.7%
Commercial Banks – 6.1%
Central Pacific Financial Corp.	523,575	10,581,451
The South Financial Group, Inc.	616,500	11,047,680
Susquehanna Bancshares, Inc.	650,000	12,928,500
Trustmark Corp.	526,414	13,402,500

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

UnionBanCal Corp.	137,800	$7,439,822
Webster Financial Corp.	407,800	13,738,782
Whitney Holding Corp.	385,337	10,558,234

		79,696,969

Insurance – 8.7%
Arch Capital Group Ltd.(a)	334,400	23,334,432
Aspen Insurance Holdings, Ltd.	647,300	18,642,240
Fidelity National Financial, Inc.-Class A	645,000	10,074,900
Old Republic International Corp.	815,750	12,244,407
PartnerRe Ltd.	61,786	5,101,670
Platinum Underwriters Holdings, Ltd.	598,425	21,734,796
RenaissanceRe Holdings, Ltd.	114,000	6,738,540
StanCorp Financial Group, Inc.	330,600	17,220,954

		115,091,939

Real Estate Investment Trusts (REITs) – 4.1%
Ashford Hospitality Trust, Inc.	610,000	4,721,400
Digital Realty Trust, Inc.	301,500	11,505,240
FelCor Lodging Trust, Inc.	552,000	9,665,520
Mid-America Apartment Communities, Inc.	177,000	8,547,330
Strategic Hotels & Resorts, Inc.	258,400	4,731,304
Tanger Factory Outlet Centers	184,500	7,769,295
Taubman Centers, Inc.	130,800	7,001,724

		53,941,813

Thrifts & Mortgage Finance – 1.8%
Astoria Financial Corp.	544,750	13,640,540
Provident Financial Services, Inc.	713,000	10,595,180

		24,235,720

		272,966,441

Materials – 15.1%
Chemicals – 7.9%
Ashland, Inc.	235,200	11,581,248
Celanese Corp. Series A	575,400	22,831,872
Cytec Industries, Inc.	267,800	16,426,852
Lubrizol Corp.	331,500	21,262,410
Methanex Corp.	324,800	9,666,048
Rockwood Holdings, Inc.(a)	618,100	20,817,608
Zep, Inc.(a)	119,950	1,574,943

		104,160,981

Containers & Packaging – 3.2%
Aptargroup, Inc.	259,000	10,932,390
Owens-Illinois, Inc.(a)	328,300	14,737,387
Silgan Holdings, Inc.	198,300	10,634,829
Sonoco Products Co.	193,800	5,887,644

		42,192,250

Metals & Mining – 4.0%
Cleveland-Cliffs, Inc.	7,335	661,617

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Metals Co.	487,600	$15,071,716
Metal Management, Inc.	231,600	10,658,232
Quanex Corp.	166,200	8,316,648
Steel Dynamics, Inc.	362,500	18,237,375

		52,945,588

		199,298,819

Consumer Staples – 8.7%
Beverages – 1.7%
Molson Coors Brewing Co.-Class B	418,800	22,548,192

Food & Staples Retailing – 4.3%
Performance Food Group Co.(a)	573,900	15,891,291
Ruddick Corp.	645,100	23,088,129
Supervalu, Inc.	409,800	17,158,326

		56,137,746

Food Products – 0.8%
Corn Products International, Inc.	104,600	4,113,918
Smithfield Foods, Inc.(a)	226,900	6,818,345

		10,932,263

Tobacco – 1.9%
Universal Corp.	474,100	25,449,688

		115,067,889

Utilities – 7.6%
Electric Utilities – 3.5%
Allegheny Energy, Inc.(a)	133,400	8,104,050
Northeast Utilities	556,700	17,580,586
Reliant Energy, Inc.(a)	797,400	20,764,296

		46,448,932

Gas Utilities – 0.5%
Atmos Energy Corp.	238,846	6,255,377

Independent Power Producers & Energy Traders – 1.3%
Constellation Energy Group, Inc.	167,225	16,757,617

Multi-Utilities – 2.3%
Puget Energy, Inc.	409,800	11,503,086
Wisconsin Energy Corp.	397,650	19,023,576

		30,526,662

		99,988,588

Consumer Discretionary – 6.7%
Auto Components – 2.1%
ArvinMeritor, Inc.	942,000	9,523,620
Autoliv, Inc.	112,000	6,540,800
TRW Automotive Holdings Corp.(a)	532,525	11,955,186

		28,019,606

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels Restaurants & Leisure – 1.2%
Jack in the Box, Inc.(a)	277,600	$8,314,120
Papa John’s International, Inc.(a)	249,100	5,866,305
Vail Resorts, Inc.(a)	19,300	1,071,343

		15,251,768

Household Durables – 0.6%
Furniture Brands International, Inc.	502,500	5,090,325
KB Home	155,000	3,237,950

		8,328,275

Leisure Equipment & Products – 0.5%
Brunswick Corp.	323,200	6,590,048

Multiline Retail – 0.4%
Dillard’s, Inc.-Class A	232,300	4,736,597

Specialty Retail – 0.7%
AutoNation, Inc.(a)	378,461	6,244,607
Office Depot, Inc.(a)	200,900	3,443,426

		9,688,033

Textiles Apparel & Luxury Goods – 1.2%
Jones Apparel Group, Inc.	243,700	4,542,568
VF Corp.	142,000	10,620,180

		15,162,748

		87,777,075

Information Technology – 6.6%
Communications Equipment – 1.0%
CommScope, Inc.(a)	309,300	12,526,650

Electronic Equipment & Instruments – 3.4%
Arrow Electronics, Inc.(a)	368,125	13,624,306
AVX Corp.	188,500	2,701,205
Checkpoint Systems, Inc.(a)	372,200	8,843,472
Flextronics International Ltd.(a)	191,272	2,287,613
Sanmina-SCI Corp.(a)	1,304,630	2,309,195
Tech Data Corp.(a)	84,600	3,181,806
Vishay Intertechnology, Inc.(a)	970,000	12,115,300

		45,062,897

Semiconductors & Semiconductor Equipment – 2.2%
Amkor Technology, Inc.(a)	490,000	4,037,600
Spansion, Inc.-Class A(a)	693,000	3,700,620
Teradyne, Inc.(a)	410,000	4,464,900
Zoran Corp.(a)	773,300	16,873,406

		29,076,526

		86,666,073

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 6.2%
Health Care Providers & Services – 4.3%
Apria Healthcare Group, Inc.(a)	283,900	$6,152,113
Kindred Healthcare, Inc.(a)	390,000	9,582,300
LifePoint Hospitals, Inc.(a)	304,717	9,641,246
Molina Healthcare, Inc.(a)	475,215	17,815,810
Omnicare, Inc.	235,100	5,990,348
PharMerica Corp.(a)	142,749	2,102,693
Universal Health Services, Inc.-Class B	109,800	5,594,310

		56,878,820

Life Sciences Tools & Services – 1.8%
PerkinElmer, Inc.	850,500	23,201,640

Pharmaceuticals – 0.1%
King Pharmaceuticals, Inc.(a)	105,400	1,116,186

		81,196,646

Energy – 3.7%
Energy Equipment & Services – 2.4%
Exterran Holdings, Inc.(a)	243,693	19,505,188
Oil States International, Inc.(a)	188,500	5,977,335
Rowan Cos., Inc.	157,300	5,568,420

		31,050,943

Oil, Gas & Consumable Fuels – 1.3%
Hess Corp.	250,200	17,819,244

		48,870,187

Total Common Stocks (cost $1,202,108,927)		1,309,819,220

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. -Government STIF Portfolio(b) (cost $8,007,855)	8,007,855	8,007,855

Total Investments – 100.0% (cost $1,210,116,782)		1,317,827,075
Other assets less liabilities – 0.0%		30,054

Net Assets – 100.0%		$1,317,857,129

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,202,108,927)	$1,309,819,220
Affiliated issuers (cost $8,007,855)	8,007,855
Receivable for shares of beneficial interest sold	3,663,829
Receivable for investment securities sold	3,364,317
Dividends receivable	2,255,169

Total assets	1,327,110,390

Liabilities
Payable for shares of beneficial interest redeemed	6,456,074
Payable for investment securities purchased	1,311,818
Advisory fee payable	761,856
Distribution fee payable	382,446
Transfer Agent fee payable	93,173
Accrued expenses	247,894

Total liabilities	9,253,261

Net Assets	$1,317,857,129

Composition of Net Assets
Paid-in capital	$1,101,452,487
Undistributed net investment income	2,585,253
Accumulated net realized gain on investment transactions	106,109,096
Net unrealized appreciation of investments.	107,710,293

$1,317,857,129

Net Asset Value per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$571,164,668	34,055,666	$16.77	*

B	$174,860,082	10,764,689	$16.24

C	$204,487,538	12,647,783	$16.17

Advisor	$175,011,190	10,275,576	$17.03

R	$40,381,927	2,424,066	$16.66

K	$18,513,859	1,105,917	$16.74

I	$133,437,865	7,922,156	$16.84

*	The maximum offering price per share for Class A shares was $17.51 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,821)	$20,788,679
Affiliated issuers	1,894,422
Interest	69,540	$22,752,641

Expenses
Advisory fee (see Note B)	10,123,715
Distribution fee—Class A	1,811,665
Distribution fee—Class B	2,122,456
Distribution fee—Class C	2,172,838
Distribution fee—Class R	167,825
Distribution fee—Class K	31,634
Transfer agency—Class A	1,032,582
Transfer agency—Class B	450,898
Transfer agency—Class C	404,016
Transfer agency—Advisor Class	323,615
Transfer agency—Class R	71,988
Transfer agency—Class K	23,566
Transfer agency—Class I	50,615
Custodian	215,453
Registration fees	155,309
Printing	101,758
Administrative	80,000
Audit	60,526
Legal	41,868
Trustees’ fees	17,872
Miscellaneous	23,125

Total expenses	19,483,324
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(2,590,739)
Less: expense offset arrangement (see Note B)	(70,537)

Net expenses		16,822,048

Net investment income		5,930,593

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		107,414,051
Net change in unrealized appreciation/depreciation of investments		(72,494,548)

Net gain on investment transactions		34,919,503

Net Increase in Net Assets from Operations		$40,850,096

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,930,593	$2,374,035
Net realized gain on investment transactions	107,414,051	112,800,159
Net change in unrealized appreciation/depreciation of investments	(72,494,548)	26,329,777

Net increase in net assets from operations	40,850,096	141,503,971
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,551,631)	– 0	–
Advisor Class	(1,553,588)	– 0	–
Class R	(145,181)	– 0	–
Class K	(55,747)	– 0	–
Class I	(180,798)	– 0	–
Net realized gain on investment transactions
Class A	(50,771,807)	(47,472,618)
Class B	(21,966,218)	(29,443,176)
Class C	(20,262,026)	(22,100,467)
Advisor Class	(16,079,155)	(14,655,764)
Class R	(1,885,397)	(288,111)
Class K	(537,404)	(7,370)
Class I	(1,639,822)	(759,475)
Transactions in Shares of Beneficial Interest
Net increase	211,000,443	149,887,665

Total increase	133,221,765	176,664,655
Net Assets
Beginning of period	1,184,635,364	1,007,970,709

End of period (including undistributed net investment income of $2,585,253 and $2,374,035, respectively)	$1,317,857,129	$1,184,635,364

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2007, such reimbursement amounted to $1,229,937.

Pursuant to the Advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year November 30, 2007, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $80,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,028,397 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $70,537 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $31,383 from the sale of Class A shares and received $15,983, $99,442 and $20,353 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $637,694, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. As of November 1, 2007, with respect to class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2007, such waiver amounted to $1,280,802. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,561, $2,100,436, $370,812 and $112,115 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$519,160,638	$386,220,237
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,210,323,770

Gross unrealized appreciation	$246,507,221
Gross unrealized depreciation	(139,003,916)

Net unrealized appreciation	$107,503,305

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	14,071,892	13,129,740	$245,770,263	$219,301,582

Shares issued in reinvestment of dividends and distributions	3,123,004	2,726,768	50,998,655	43,601,031
Shares converted from Class B	1,367,896	562,275	23,874,636	9,461,641

Shares redeemed	(14,347,194)	(10,300,476)	(250,379,730)	(171,909,185)

Net increase	4,215,598	6,118,307	$70,263,824	$100,455,069

Class B
Shares sold	695,713	1,255,485	$11,862,904	$20,286,909

Shares issued in reinvestment of distributions	1,290,907	1,614,267	20,473,786	25,134,141
Shares converted to Class A	(1,410,895)	(579,707)	(23,874,636)	(9,461,641)

Shares redeemed	(2,916,392)	(4,037,599)	(49,345,344)	(65,451,395)

Net decrease	(2,340,667)	(1,747,554)	$(40,883,290)	$(29,491,986)

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class C
Shares sold	2,519,264	2,919,633	$42,811,602	$47,147,504

Shares issued in reinvestment of distributions	1,200,215	1,074,562	19,023,400	16,730,933

Shares redeemed	(3,134,766)	(3,091,466)	(52,704,994)	(50,140,978)

Net increase	584,713	902,729	$9,130,008	$13,737,459

Advisor Class
Shares sold	3,111,102	3,467,292	$55,312,125	$58,277,781
Shares issued in reinvestment of dividends and distributions	1,014,421	792,248	16,778,528	12,802,727

Shares redeemed	(3,413,812)	(2,135,149)	(60,166,595)	(36,332,342)

Net increase	711,711	2,124,391	$11,924,058	$34,748,166

Class R
Shares sold	2,065,203	1,218,285	$35,647,512	$20,286,103

Shares issued in reinvestment of dividends and distributions	124,863	17,128	2,029,023	273,366

Shares redeemed	(852,937)	(288,394)	(14,790,736)	(4,812,938)

Net increase	1,337,129	947,019	$22,885,799	$15,746,531

Class K
Shares sold	1,106,621	313,549	$19,874,014	$5,296,865

Shares issued in reinvestment of dividends and distributions	36,389	386	593,145	6,179

Shares redeemed	(328,090)	(26,553)	(5,763,065)	(448,068)

Net increase	814,920	287,382	$14,704,094	$4,854,976

Class I
Shares sold	8,149,694	585,078	$144,100,101	$9,832,620

Shares issued in reinvestment of dividends and distributions	103,806	39,931	1,698,268	640,085

Shares redeemed	(1,300,110)	(37,697)	(22,822,419)	(635,255)

Net increase	6,953,390	587,312	$122,975,950	$9,837,450

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$14,541,065	$13,656,602
Net long term capital gains	104,087,709	101,070,379

Total taxable distributions	118,628,774	114,726,981

Total distributions paid	$118,628,774	$114,726,981

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,258,135
Long-term capital gain	81,643,203
Unrealized appreciation/(depreciation)	107,503,304	(a)

Total accumulated earnings/(deficit)	$216,404,642

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a net increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.89	$ 17.63	$ 17.23	$ 14.62	$ 11.19

Income From Investment Operations
Net investment income(a)(b)	.09	.08	.02	.01	(c)	.02
Net realized and unrealized gain on investment transactions	.60	2.17	1.58	3.00	3.48

Net increase in net asset value from operations	.69	2.25	1.60	3.01	3.50

Less: Dividends and Distributions
Dividends from net investment income	(.12)	– 0	–	– 0	–	– 0	–	(.07)
Distributions from net realized gain on investment transactions	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.81)	(1.99)	(1.20)	(.40)	(.07)

Net asset value, end of period	$ 16.77	$ 17.89	$ 17.63	$ 17.23	$ 14.62

Total Return
Total investment return based on net asset value(d)	4.10%	14.11%	9.82%	21.07%	31.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$571,165	$533,763	$418,217	$308,303	$182,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.15	%(e)	1.15%	1.17%	1.40%
Expenses, before waivers/reimbursements	1.27	%(e)	1.31	%(e)	1.44%	1.58%	1.79%
Net investment income(b)	.54	%(e)	.47	%(e)	.14%	.06	%(c)	.16%
Portfolio turnover rate	30%	54%	42%	31%	23%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.30	$ 17.23	$ 16.97	$ 14.51	$ 11.12

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	(f)	(.04	)(f)	(.09)	(.10	)(c)	(.06)
Net realized and unrealized gain on investment transactions	.57	2.10	1.55	2.96	3.45

Net increase in net asset value from operations	.63	2.06	1.46	2.86	3.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 16.24	$ 17.30	$ 17.23	$ 16.97	$ 14.51

Total Return
Total investment return based on net asset value(d)	3.86%	13.24%	9.10%	20.17%	30.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,860	$226,764	$255,873	$257,615	$219,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40	%(e)	1.85	%(e)	1.85%	1.87%	2.10%
Expenses, before waivers/reimbursements	2.01	%(e)	2.03	%(e)	2.16%	2.32%	2.54%
Net investment income (loss)(b)	.33	%(e)(f)	(.27	)%(e)(f)	(.56)%	(.63	)%(c)	(.52)%
Portfolio turnover rate	30%	54%	42%	31%	23%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.30	$ 17.22	$ 16.97	$ 14.50	$ 11.11

Income From Investment Operations
Net investment loss(a)(b)	(.02)	(.04)	(.09)	(.10	)(c)	(.06)
Net realized and unrealized gain on investment transactions	.58	2.11	1.54	2.97	3.45

Net increase in net asset value from operations	.56	2.07	1.45	2.87	3.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 16.17	$ 17.30	$ 17.22	$ 16.97	$ 14.50

Total Return
Total investment return based on net asset value(d)	3.42%	13.31%	9.04%	20.26%	30.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$204,487	$208,714	$192,237	$161,634	$109,922
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(e)	1.85	%(e)	1.85%	1.87%	2.10%
Expenses, before waivers/reimbursements	1.98	%(e)	2.02	%(e)	2.15%	2.30%	2.50%
Net investment loss(b)	(.14	)%(e)	(.25	)%(e)	(.55)%	(.64	)%(c)	(.53)%
Portfolio turnover rate	30%	54%	42%	31%	23%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 18.13	$ 17.79	$ 17.33	$ 14.66	$ 11.23

Income From Investment Operations
Net investment income(a)(b)	.15	.13	.07	.05	(c)	.06
Net realized and unrealized gain on investment transactions	.60	2.20	1.59	3.02	3.47

Net increase in net asset value from operations	.75	2.33	1.66	3.07	3.53

Less: Dividends and Distributions
Dividends from net investment income	(.16)	– 0	–	– 0	–	– 0	–	(.10)
Distributions from net realized gain on investment transactions	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.85)	(1.99)	(1.20)	(.40)	(.10)

Net asset value, end of period	$ 17.03	$ 18.13	$ 17.79	$ 17.33	$ 14.66

Total Return
Total investment return based on net asset value(d)	4.44%	14.47%	10.13%	21.43%	31.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$175,011	$173,391	$132,379	$419,381	$275,757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85	%(e)	.85%	.87%	1.10%
Expenses, before waivers/reimbursements	.97	%(e)	1.01	%(e)	1.09%	1.28%	1.49%
Net investment income(b)	.84	%(e)	.75	%(e)	.40%	.36	%(c)	.46%
Portfolio turnover rate	30%	54%	42%	31%	23%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,	November 3, 2003(g) to November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.82	$ 17.60	$ 17.21	$ 14.62	$ 14.24

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.06	(.01)	(.06	)(c)	– 0	–(h)
Net realized and unrealized gain on investment transactions	.61	2.15	1.60	3.05	.38

Net increase in net asset value from operations	.66	2.21	1.59	2.99	.38

Less: Dividends and Distributions
Dividends from net investment income	(.13)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.69)	(1.99)	(1.20)	(.40)	– 0	–

Total dividends and distributions	(1.82)	(1.99)	(1.20)	(.40)	– 0	–

Net asset value, end of period	$ 16.66	$ 17.82	$ 17.60	$ 17.21	$ 14.62

Total Return
Total investment return based on net asset value(d)	3.95%	13.88%	9.77%	20.93%	2.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,382	$19,372	$2,463	$453	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35	%(e)	1.35%	1.35%	1.60	%(i)
Expenses, before waivers/reimbursements	1.51	%(e)	1.55	%(e)	1.67%	1.85%	1.96	%(i)
Net investment income (loss)(b)	.26	%(e)	.33	%(e)	(.03)%	(.38	)%(c)	.21	%(i)
Portfolio turnover rate	30%	54%	42%	31%	23%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,				March 1, 2005(g) to November 30,
	2007		2006		2005

Net asset value, beginning of period	$ 17.91		$ 17.64		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.08		.15		.03
Net realized and unrealized gain on investment transactions	.62		2.11		.80

Net increase in net asset value from operations	.70		2.26		.83

Less: Dividends and Distributions
Dividends from net investment income	(.18)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.87)		(1.99)		– 0	–

Net asset value, end of period	$ 16.74		$ 17.91		$ 17.64

Total Return
Total investment return based on net asset value(d)	4.14%		14.16%		4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,514		$5,211		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10	%(e)	1.10	%(i)
Expenses, before waivers/reimbursements	1.23	%(e)	1.28	%(e)	1.40	%(i)
Net investment income(b)	.48	%(e)	.92	%(e)	.31	%(i)
Portfolio turnover rate	30%		54%		42%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,				March 1, 2005(g) to November 30,
	2007		2006		2005

Net asset value, beginning of period	$ 17.98		$ 17.66		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.12		.13		.07
Net realized and unrealized gain on investment transactions	.62		2.18		.78

Net increase in net asset value from operations	.74		2.31		.85

Less: Dividends and Distributions
Dividends from net investment income	(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.88)		(1.99)		– 0	–

Net asset value, end of period	$ 16.84		$ 17.98		$ 17.66

Total Return
Total investment return based on net asset value(d)	4.38%		14.46%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133,438		$17,420		$6,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%(e)	.85	%(e)	.85	%(i)
Expenses, before waivers/reimbursements	.85	%(e)	.89	%(e)	1.08	%(i)
Net investment income(b)	.69	%(e)	.79	%(e)	.59	%(i)
Portfolio Turnover Rate	30%		54%		42%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by the Distributor.

(g)	Commencement of distributions.

(h)	Amount is less than $.005.

(i)	Annualized.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small/Mid Cap Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund at November 30, 2007, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, NewYork

January 15, 2008

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 70.88% of the ordinary distributions paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 97.73% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2007 qualifies for the corporate dividends received deduction. The Fund also designates $104,087,709 from distributions paid in the fiscal year as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company One Lincoln Street

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., # ,*** Chairman of the Board 75 (2001)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (2001)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 65 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 until 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Joseph G. Paul 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Small- and Mid-Cap Value Equities since prior to 2003, Chief Investment Officer of Advanced Value since prior to 2003 and Co-Chief Investment Officer of Real Estate Investments since July 2004.

James W. MacGregor 40	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, and Director of Research for Small- and Mid-Cap Value Equities.

Andrew J. Weiner 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,309.4	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $85,000 (0.01% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. Set forth below are the Fund’s gross expense ratios for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.15 1.85 1.85 1.35 1.10 0.85 0.85	% % % % % % %	1.31 2.03 2.02 1.55 1.28 0.89 1.01	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Small/Mid Cap Value Fund	$1,309.4	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $10 m	0.565%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fees shown for the Funds exclude any expense reimbursements related to expense caps.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% thereafter

	Client #2	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter

	Client #3	0.80% on 1st $25 million 0.60% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[9]	Lipper Group Median	Rank
Small/Mid Cap Value Fund	0.750	0.783	3/11

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.241	3/11	1.328	9/53

Based on this analysis, the Fund has equably favorable rankings on a total expense ratio basis and on a management fee basis.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.12 During the Fund’s most recently completed fiscal year,

12	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ABI received from the Fund $46,872, $5,826,484 and $225,372 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $1,001,340 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $43,940 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Small/Mid Cap Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.65	14.99	16.02	9/11	44/58
3 year	13.39	15.43	15.34	8/10	35/46
5 year	13.69	12.13	12.44	4/9	14/37

14	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)17 versus its benchmark.18 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	13.65	13.39	13.69	15.41	14.55	0.79	5
Russell 2500 Value Index	17.80	14.02	13.16	13.23	13.81	0.94	5
Russell 2500 Index	16.17	14.10	12.19	12.51	15.04	0.68	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

17	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

18	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

19	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0151-1107

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 18, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2007.

For the 12-month period ended November 30, 2007, the Fund’s Class A shares without sales charges underperformed the benchmark. Negative stock selection within financials, consumer discretionary and energy detracted from Fund performance, while strong performance from holdings within information technology and materials contributed positively to the Fund’s relative return. Sector selection was also a detractor from Fund performance, with benefits from the Fund’s underweight position in financials offset by underweight positions within energy and utilities and an overweight position in consumer discretionary.

For the six-month period ended November 30, 2007, the Fund’s Class A shares without sales charges underperformed the benchmark. Again, the Fund’s holdings in financials and consumer discretionary detracted from performance for the six-month period, offset in part by holdings within information technology and telecommunication services. Sector selection was a detractor from the Fund’s performance, with benefits from an overweight position in consumer staples and an underweight position in financials offset by

ALLIANCEBERNSTEIN VALUE FUND •	1

underweight positions in utilities and industrials and an overweight position in consumer discretionary.

Market Review and Investment Strategy

The summer of 2007 saw heightened market anxiety, as the U.S. experienced further deterioration in the housing and mortgage-related markets, reflected in rising delinquency rates for U.S. subprime mortgages. Problems within these markets spread to the global credit markets, sparking greater sensitivity to risk across capital markets. But despite continued turmoil within the subprime mortgage market, U.S. equity markets rose in September and October of 2007, as investor confidence was boosted as the U.S. Federal Reserve lowered interest rates. In November, U.S. stocks declined again amid the continuing global credit crisis and growing worries about the outlook for the economy and corporate profits. And while value equities (as measured by the Russell 1000 Value Index) fell during November 2007, value stocks posted positive gains for the 12-month period under review.

Volatility rose during the 12-month period, with stress concentrated in the financials and consumer discretionary sectors, both of which significantly underperformed the market. This led valuation spreads to widen from the unusually low levels observed during the last several years to an average level. A central tenet of the investment process is to keep the Fund risk proportionate to the value opportunity that the U.S. Value Investment Policy Group (the “Group”) identifies. The Group believes that anxiety creates opportunity, and continues to monitor the market for opportunities to take advantage of investor overreaction that may arise, for example, as a result of the ongoing stress in credit markets. As always, the Group continues to tap the resources of its extensive research effort to help uncover the value opportunities that do exist.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	-9.91%	-0.01%

Class B	-9.97%	-0.06%

Class C	-10.21%	-0.70%

Advisor Class†	-9.78%	0.31%

Class R†	-10.08%	-0.33%

Class K†	-9.83%	0.11%

Class I†	-9.79%	0.26%

Russell 1000 Value Index	-7.33%	3.06%

*  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

†   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/07

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01 to 11/30/07) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	-0.01%	-4.26%
5 Years	11.71%	10.74%
Since Inception*	7.79%	7.10%

Class B Shares
1 Year	-0.06%	-3.89%
5 Years	11.21%	11.21%
Since Inception*	7.25%	7.25%

Class C Shares
1 Year	-0.70%	-1.66%
5 Years	10.92%	10.92%
Since Inception*	7.04%	7.04%

Advisor Class Shares†
1 Year	0.31%	0.31%
5 Years	12.06%	12.06%
Since Inception*	8.14%	8.14%

Class R Shares†
1 Year	-0.33%	-0.33%
Since Inception*	10.05%	10.05%

Class K Shares†
1 Year	0.11%	0.11%
Since Inception*	7.66%	7.66%

Class I Shares†
1 Year	0.26%	0.26%
Since Inception*	7.89%	7.89%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.77%, 1.75%. 0.75%, 1.37%, 1.00% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	-8.53%
5 Years	11.31%
Since Inception*	6.72%

Class B Shares
1 Year	-7.92%
5 Years	11.83%
Since Inception*	6.89%

Class C Shares
1 Year	-6.00%
5 Years	11.50%
Since Inception*	6.66%

Advisor Class Shares†
1 Year	-4.14%
5 Years	12.65%
Since Inception*	7.76%

Class R Shares†
1 Year	-4.72%
Since Inception*	9.36%

Class K Shares†
1 Year	-4.32%
Since Inception*	6.77%

Class I Shares†
1 Year	-4.19%
Since Inception*	6.99%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$900.90	$1,020.00	$4.81	$5.11
Class B	$1,000	$1,000	$900.26	$1,019.80	$5.00	$5.32
Class C	$1,000	$1,000	$897.93	$1,016.44	$8.18	$8.69
Advisor Class	$1,000	$1,000	$902.18	$1,021.51	$3.39	$3.60
Class R	$1,000	$1,000	$899.16	$1,018.50	$6.24	$6.63
Class K	$1,000	$1,000	$901.74	$1,021.06	$3.81	$4.05
Class I	$1,000	$1,000	$902.13	$1,021.56	$3.34	$3.55
*	Expenses are equal to the classes’ annualized expense ratios of 1.01%, 1.05%, 1.72%, 0.71%, 1.31%, 0.80% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,172.0

TEN LARGEST HOLDINGS

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$69,179,244	5.9%
General Electric Co.	52,457,300	4.5
AT&T, Inc.	43,861,259	3.7
Bank of America Corp.	38,975,237	3.3
Chevron Corp.	36,564,982	3.1
Pfizer, Inc.	33,114,312	2.8
JPMorgan Chase & Co.	32,203,158	2.8
Citigroup, Inc.	31,232,070	2.7
Procter & Gamble Co.	27,831,400	2.4
ConocoPhillips	26,957,472	2.3
	$392,376,434	33.5%

*	All data are as of November 30, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 29.4%
Capital Markets – 3.1%
Deutsche Bank AG	48,700	$6,416,225
The Goldman Sachs Group, Inc.	13,900	3,150,296
Merrill Lynch & Co., Inc.	201,900	12,101,886
Morgan Stanley	271,800	14,329,296

		35,997,703

Commercial Banks – 4.8%
Comerica, Inc.	131,400	6,015,492
Fifth Third Bancorp	239,100	7,151,481
Keycorp	193,700	5,102,058
National City Corp.	292,200	5,773,872
SunTrust Banks, Inc.	76,600	5,370,426
U.S. Bancorp	261,900	8,666,271
Wachovia Corp.	180,600	7,765,800
Wells Fargo & Co.	319,400	10,358,142

		56,203,542

Consumer Finance – 0.2%
Discover Financial Services	163,300	2,836,521

Diversified Financial Services – 8.7%
Bank of America Corp.	844,900	38,975,237
Citigroup, Inc.	937,900	31,232,070
JPMorgan Chase & Co.	705,900	32,203,158

		102,410,465

Insurance – 11.0%
ACE Ltd.	158,700	9,495,021
Allstate Corp.	219,100	11,200,392
AMBAC Financial Group, Inc.	119,500	3,253,985
American International Group, Inc.	426,300	24,780,819
Chubb Corp.	103,200	5,629,560
Fidelity National Financial, Inc.-Class A	219,500	3,428,590
Genworth Financial, Inc.-Class A	289,600	7,599,104
Hartford Financial Services Group, Inc.	98,700	9,408,084
MBIA, Inc.	104,900	3,829,899
MetLife, Inc.	174,500	11,445,455
Old Republic International Corp.	273,000	4,097,730
PartnerRe Ltd.	16,000	1,321,120
RenaissanceRe Holdings, Ltd.	74,800	4,421,428
Torchmark Corp.	63,700	3,929,016
The Travelers Cos, Inc.	245,800	13,054,438
Unum Group	308,300	7,658,172
XL Capital Ltd.-Class A	68,200	3,991,746

		128,544,559

Thrifts & Mortgage Finance – 1.6%
Federal Home Loan Mortgage Corp.	171,300	6,007,491
Federal National Mortgage Association	232,200	8,921,124
Washington Mutual, Inc.	213,300	4,159,350

		19,087,965

		345,080,755

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.3%
Oil, Gas & Consumable Fuels – 14.3%
BP PLC (Sponsored) (ADR)	90,300	$6,568,422
Chevron Corp.	416,600	36,564,982
ConocoPhillips	336,800	26,957,472
Exxon Mobil Corp.	775,900	69,179,244
Marathon Oil Corp.	245,800	13,740,220
Occidental Petroleum Corp.	26,600	1,855,882
Royal Dutch Shell PLC (Sponsored) (ADR)	82,600	6,726,118
Total SA (ADR)	79,900	6,465,508

		168,057,848

Consumer Discretionary – 11.4%
Auto Components – 1.3%
Autoliv, Inc.	93,000	5,431,200
BorgWarner, Inc.	55,500	5,361,855
Lear Corp.(a)	10,900	320,896
Magna International, Inc.-Class A	49,300	4,154,511

		15,268,462

Automobiles – 0.8%
General Motors Corp.	290,900	8,677,547

Hotels Restaurants & Leisure – 1.3%
McDonald’s Corp.	266,700	15,593,949

Household Durables – 1.1%
Black & Decker Corp.	56,200	4,644,930
Centex Corp.	112,300	2,342,578
KB Home	121,200	2,531,868
Newell Rubbermaid, Inc.	58,950	1,578,681
Pulte Homes, Inc.	191,900	1,961,218

		13,059,275

Leisure Equipment & Products – 0.4%
Brunswick Corp.	108,000	2,202,120
Mattel, Inc.	94,400	1,886,112

		4,088,232

Media – 3.4%
CBS Corp.-Class B	314,500	8,626,735
Gannett Co., Inc.	184,200	6,769,350
Idearc, Inc.	183,700	3,475,604
Interpublic Group of Cos., Inc.(a)	356,500	3,383,185
Time Warner, Inc.	577,600	9,969,376
Tribune Co.	32,943	1,022,551
Viacom, Inc.-Class B(a)	158,000	6,639,160

		39,885,961

Multiline Retail – 0.9%
Dillard’s, Inc.-Class A	95,200	1,941,128
Macy’s, Inc.	304,300	9,022,495

		10,963,623

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.5%
The Gap, Inc.	384,600	$7,845,840
Home Depot, Inc.	120,700	3,447,192
Ltd. Brands, Inc.	188,900	3,793,112
Office Depot, Inc.(a)	170,300	2,918,942

		18,005,086

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	114,500	2,134,280
VF Corp.	84,800	6,342,192

		8,476,472

		134,018,607

Consumer Staples – 9.4%
Beverages – 0.7%
Molson Coors Brewing Co.-Class B	139,000	7,483,760

Food & Staples Retailing – 2.3%
The Kroger Co.	275,400	7,917,750
Safeway, Inc.	260,100	9,051,480
Supervalu, Inc.	179,600	7,519,852
Wal-Mart Stores, Inc.	55,000	2,634,500

		27,123,582

Food Products – 2.1%
ConAgra Foods, Inc.	149,400	3,737,988
General Mills, Inc.	65,700	3,951,855
Kellogg Co.	117,200	6,333,488
Kraft Foods, Inc.-Class A	78,300	2,705,265
Sara Lee Corp.	472,000	7,943,760

		24,672,356

Household Products – 2.4%
Procter & Gamble Co.	376,100	27,831,400

Tobacco – 1.9%
Altria Group, Inc.	236,800	18,366,208
UST, Inc.	74,400	4,307,760

		22,673,968

		109,785,066

Industrials – 8.9%
Aerospace & Defense – 1.2%
Boeing Co.	59,000	5,459,860
Northrop Grumman Corp.	109,641	8,638,614

		14,098,474

Commercial Services & Supplies – 0.5%
Pitney Bowes, Inc.	158,100	6,086,850

Industrial Conglomerates – 4.7%
General Electric Co.	1,370,000	52,457,300
Tyco International Ltd.	50,000	2,006,500

		54,463,800

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 2.3%
Caterpillar, Inc.	79,400	$5,708,860
Eaton Corp.	66,700	5,956,977
Ingersoll-Rand Co. Ltd.-Class A	82,200	4,244,808
SPX Corp.	67,800	6,899,328
Terex Corp.(a)	71,700	4,621,065

		27,431,038

Road & Rail – 0.2%
Avis Budget Group, Inc.(a)	144,100	2,165,823

		104,245,985

Telecommunication Services – 7.6%
Diversified Telecommunication Services – 6.0%
AT&T, Inc.	1,147,900	43,861,259
Verizon Communications, Inc.	611,400	26,418,594

		70,279,853

Wireless Telecommunication Services – 1.6%
Sprint Nextel Corp.	638,100	9,903,312
Vodafone Group PLC (ADR)	228,900	8,526,525

		18,429,837

		88,709,690

Health Care – 6.8%
Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	50,000	2,005,500

Health Care Providers & Services – 1.0%
AmerisourceBergen Corp.	76,000	3,448,120
McKesson Corp.	120,600	8,047,638

		11,495,758

Pharmaceuticals – 5.6%
Eli Lilly & Co.	159,800	8,461,410
Johnson & Johnson	205,000	13,886,700
Merck & Co., Inc.	178,600	10,601,696
Pfizer, Inc.	1,393,700	33,114,312

		66,064,118

		79,565,376

Materials – 5.0%
Chemicals – 2.3%
Ashland, Inc.	42,600	2,097,624
Dow Chemical Co.	192,400	8,069,256
E.I. Du Pont de Nemours & Co.	264,600	12,211,290
Lubrizol Corp.	70,600	4,528,284

		26,906,454

Containers & Packaging – 1.6%
Owens-Illinois, Inc.(a)	159,900	7,177,911
Smurfit-Stone Container Corp.(a)	316,700	3,486,867

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Sonoco Products Co.	66,700	$2,026,346
Temple-Inland, Inc.	135,800	6,242,726

		18,933,850

Metals & Mining – 1.1%
Alcoa, Inc.	79,400	2,887,778
ArcelorMittal	118,400	8,740,288
Cleveland-Cliffs, Inc.	10,900	983,180

		12,611,246

		58,451,550

Information Technology – 3.8%
Communications Equipment – 0.5%
Nokia OYJ (ADR)	164,700	6,477,651

Computers & Peripherals – 1.1%
International Business Machines Corp.	85,200	8,961,336
Lexmark International, Inc.-Class A(a)	98,700	3,442,656

		12,403,992

Electronic Equipment & Instruments – 2.0%
Arrow Electronics, Inc.(a)	143,900	5,325,739
Avnet, Inc.(a)	165,500	5,709,750
Flextronics International Ltd.(a)	787,185	9,414,733
Sanmina-SCI Corp.(a)	481,000	851,370
Tyco Electronics Ltd.	50,000	1,869,500

		23,171,092

IT Services – 0.2%
Electronic Data Systems Corp.	144,900	2,935,674

		44,988,409

Utilities – 2.8%
Electric Utilities – 1.3%
Allegheny Energy, Inc.	68,800	4,179,600
Entergy Corp.	53,900	6,443,206
Pinnacle West Capital Corp.	114,600	4,911,756

		15,534,562

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	82,100	8,227,241

Multi-Utilities – 0.8%
CMS Energy Corp.	69,750	1,215,742
Dominion Resources, Inc./VA	139,400	6,583,862
Wisconsin Energy Corp.	23,800	1,138,592

		8,938,196

		32,699,999

Total Common Stocks (cost $1,042,923,831)		1,165,603,285

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio(b) (cost $4,350,421)	4,350,421	$4,350,421

Total Investments – 99.8% (cost $1,047,274,252)		1,169,953,706
Other assets less liabilities – 0.2%		2,068,430

Net Assets – 100.0%		$1,172,022,136

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,042,923,831)	$1,165,603,285
Affiliated issuers (cost $4,350,421)	4,350,421
Receivable for shares of beneficial interest sold	4,017,884
Dividends receivable	3,862,664

Total assets	1,177,834,254

Liabilities
Payable for shares of beneficial interest redeemed	4,142,950
Payable for investment securities purchased	678,297
Advisory fee payable	521,203
Distribution fee payable	199,783
Transfer Agent fee payable	48,722
Administrative fee payable	25,501
Accrued expenses	195,662

Total liabilities	5,812,118

Net Assets	$1,172,022,136

Composition of Net Assets
Paid-in capital	$951,539,195
Undistributed net investment income	19,847,355
Accumulated net realized gain on investment transactions	77,956,132
Net unrealized appreciation of investments	122,679,454

$1,172,022,136

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$367,098,026	26,224,182	$14.00	*

B	$108,850,932	7,777,856	$13.99

C	$97,436,248	7,057,419	$13.81

Advisor	$443,002,607	31,396,441	$14.11

R	$5,939,732	426,915	$13.91

K	$12,194,776	874,289	$13.95

I	$137,499,815	9,811,384	$14.01

*	The maximum offering price per share for Class A shares was $14.62 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $153,861)	$31,694,330
Affiliated issuers	1,130,851
Interest	36,569	$32,861,750

Expenses
Advisory fee (see Note B)	6,879,856
Distribution fee—Class A	1,098,648
Distribution fee—Class B	1,399,765
Distribution fee—Class C	1,124,682
Distribution fee—Class R	20,637
Distribution fee—Class K	14,313
Transfer agency—Class A	362,160
Transfer agency—Class B	182,739
Transfer agency—Class C	122,221
Transfer agency—Advisor Class	441,424
Transfer agency—Class R	8,377
Transfer agency—Class K	7,689
Transfer agency—Class I	181,402
Custodian	298,936
Registration fees	188,463
Printing	123,805
Administrative	91,737
Legal	60,531
Audit	45,881
Trustees’ fees	34,784
Miscellaneous	31,556

Total expenses	12,719,606
Less: expenses waived by the Distributor (see Note C)	(990,207)
Less: expense offset arrangement (see Note B)	(37,151)

Net expenses		11,692,248

Net investment income		21,169,502

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		78,120,491
Net change in unrealized appreciation/depreciation of investments		(96,697,019)

Net loss on investment transactions		(18,576,528)

Net Increase in Net Assets from Operations		$2,592,974

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,169,502	$14,096,098
Net realized gain on investment transactions	78,120,491	36,556,512
Net change in unrealized appreciation/depreciation of investments	(96,697,019)	111,783,699

Net increase in net assets from operations	2,592,974	162,436,309
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,105,834)	(3,422,522)
Class B	(1,511,952)	(1,199,442)
Class C	(1,117,158)	(709,505)
Advisor Class	(6,061,799)	(4,519,279)
Class R	(25,575)	(9,611)
Class K	(22,758)	(22,097)
Class I	(2,333,271)	(722,676)
Net realized gain on investment transactions
Class A	(10,189,348)	(12,223,295)
Class B	(4,976,842)	(8,480,902)
Class C	(3,677,312)	(5,398,406)
Advisor Class	(12,677,482)	(13,635,756)
Class R	(64,827)	(40,047)
Class K	(54,207)	(59,265)
Class I	(4,808,568)	(1,960,746)
Transactions in Shares of Beneficial Interest
Net increase	96,992,810	220,460,683

Total increase	47,958,851	330,493,443
Net Assets
Beginning of period	1,124,063,285	793,569,842

End of period (including undistributed net investment income of $19,847,355 and $13,856,200, respectively)	$1,172,022,136	$1,124,063,285

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2007, there were no expenses reimbursed by the Adviser.

Pursuant to the Advisory agreement, the Fund paid $91,737 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $631,598 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $37,151 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $16,379 from the sale of Class A shares and received $7,853, $57,104 and $6,563 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $304,848, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. As of August 1, 2007, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2007, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $979,836 and $10,371 for Class B and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $531,848, $847,504, $89,900, and $13,789 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$426,391,143	$343,517,213
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,047,274,252

Gross unrealized appreciation	$215,123,677
Gross unrealized depreciation	(92,444,223)

Net unrealized appreciation	$122,679,454

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	11,212,821	9,058,536	$164,417,292	$121,003,067

Shares issued in reinvestment of dividends and distributions	921,976	1,139,018	13,248,790	14,271,888

Shares converted from Class B	1,252,289	484,488	18,345,834	6,546,667

Shares redeemed	(8,659,835)	(6,558,698)	(126,806,926)	(86,739,719)

Net increase	4,727,251	4,123,344	$69,204,990	$55,081,903

Class B
Shares sold	615,893	1,442,295	$9,014,852	$19,279,614

Shares issued in reinvestment of dividends and distributions	407,338	587,898	5,853,441	7,342,844

Shares converted to Class A	(1,252,517)	(485,871)	(18,345,834)	(6,546,667)

Shares redeemed	(2,528,979)	(3,252,696)	(37,075,140)	(43,035,994)

Net decrease	(2,758,265)	(1,708,374)	$(40,552,681)	$(22,960,203)

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class C
Shares sold	686,708	1,223,716	$9,947,299	$16,189,144

Shares issued in reinvestment of dividends and distributions	305,679	333,747	4,362,044	4,168,492

Shares redeemed	(1,722,327)	(1,518,508)	(24,882,143)	(19,917,515)

Net increase (decrease)	(729,940)	38,955	$(10,572,800)	$440,121

Advisor Class
Shares sold	11,040,521	10,426,175	$162,843,748	$138,621,128

Shares issued in reinvestment of dividends and distributions	1,246,246	1,382,640	17,995,799	17,393,620

Shares redeemed	(7,363,226)	(5,003,008)	(108,736,962)	(66,901,378)

Net increase	4,923,541	6,805,807	$72,102,585	$89,113,370

Class R
Shares sold	487,298	92,611	$7,183,892	$1,273,899

Shares issued in reinvestment of dividends and distributions	6,313	1,148	90,402	14,383

Shares redeemed	(202,566)	(15,110)	(2,951,227)	(200,271)

Net increase	291,045	78,649	$4,323,067	$1,088,011

Class K
Shares sold	838,364	26,298	$12,586,478	$357,373

Shares issued in reinvestment of dividends and distributions	5,382	6,464	76,962	80,609

Shares redeemed	(82,650)	(4,233)	(1,190,710)	(55,759)

Net increase	761,096	28,529	$11,472,730	$382,223

Class I
Shares sold	7,639,621	8,756,076	$109,890,618	$116,375,731

Shares issued in reinvestment of dividends and distributions	497,945	214,674	7,140,529	2,683,421

Shares redeemed	(8,447,091)	(1,618,645)	(126,016,228)	(21,743,894)

Net increase (decrease)	(309,525)	7,352,105	$(8,985,081)	$97,315,258

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$16,024,201	$13,650,445
Net long term capital gains	35,602,732	38,753,104

Total taxable distributions	51,626,933	52,403,549

Total distributions paid	$51,626,933	$52,403,549

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,105,556
Long-term capital gain	62,697,930
Unrealized appreciation/(depreciation)	122,679,454

Total accumulated earnings/(deficit)	$220,482,940	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of a special dividend from an investment.

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.65	$ 13.25	$ 12.63	$ 10.96	$ 9.44

Income From Investment Operations
Net investment income(a)	.24	.21	.17	.14	(b)(c)	.11
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.09	.82	1.63	1.48

Net increase in net asset value from operations	.01	2.30	.99	1.77	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.14)	(.10)	(.07)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.90)	(.37)	(.10)	(.07)

Net asset value, end of period	$ 14.00	$ 14.65	$ 13.25	$ 12.63	$ 10.96

Total Return
Total investment return based on net asset value(d)	(.01)%	18.47%	8.04%	16.26%	16.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,098	$314,824	$230,269	$187,004	$136,924
Ratio to average net assets of:
Expenses, net of waivers	1.02%	1.04	%(e)	1.16%	1.18%	1.45%
Expenses, before waivers	1.02%	1.04	%(e)	1.16%	1.32%	1.45%
Net investment income	1.62%	1.44	%(e)	1.31%	1.17	%(b)(c)	1.12%
Portfolio turnover rate	28%	19%	25%	27%	27%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.60	$ 13.12	$ 12.50	$ 10.86	$ 9.37

Income From Investment Operations
Net investment income(a)	.23	(f)	.18	(f)	.08	(f)	.05	(b)(c)	.04
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.10	.82	1.62	1.46

Net increase in net asset value from operations	– 0	–	2.28	.90	1.67	1.50

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.10)	(.05)	(.03)	(.01)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.80)	(.28)	(.03)	(.01)

Net asset value, end of period	$ 13.99	$ 14.60	$ 13.12	$ 12.50	$ 10.86

Total Return
Total investment return based on net asset value(d)	(.06)%	18.40%	7.34%	15.41%	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,851	$153,836	$160,666	$182,244	$174,262
Ratio to average net assets of:
Expenses, net of waivers	1.05%	1.06	%(e)	1.82%	1.90%	2.18%
Expenses, before waivers	1.75%	1.76	%(e)	1.87%	2.04%	2.18%
Net investment income	1.56	%(f)	1.39	%(e)(f)	.63	%(f)	.43	%(b)(c)	.39%
Portfolio turnover rate	28%	19%	25%	27%	27%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.51	$ 13.12	$ 12.51	$ 10.86	$ 9.37

Income From Investment Operations
Net investment income(a)	.13	.09	.08	.05	(b)(c)	.04
Net realized and unrealized gain (loss) on investment transactions	(.22)	2.09	.81	1.63	1.46

Net increase (decrease) in net asset value from operations	(.09)	2.18	.89	1.68	1.50

Less: Dividends & Distributions
Dividends from net investment income	(.14)	(.09)	(.05)	(.03)	(.01)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.79)	(.28)	(.03)	(.01)

Net asset value, end of period	$ 13.81	$ 14.51	$ 13.12	$ 12.51	$ 10.86

Total Return
Total investment return based on net asset value(d)	(.70)%	17.61%	7.26%	15.50%	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,436	$112,965	$101,654	$98,512	$81,928
Ratio to average net assets of:
Expenses, net of waivers	1.73%	1.74	%(e)	1.86%	1.88%	2.16%
Expenses, before waivers	1.73%	1.74	%(e)	1.86%	2.03%	2.16%
Net investment income	.90%	.72	%(e)	.59%	.45	%(b)(c)	.42%
Portfolio turnover rate	28%	19%	25%	27%	27%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 14.75	$ 13.34	$ 12.70	$ 11.01	$ 9.48

Income From Investment Operations
Net investment income(a)	.29	.24	.20	.17	(b)(c)	.14
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.10	.84	1.65	1.48

Net increase in net asset value from operations	.06	2.34	1.04	1.82	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.23)	(.17)	(.13)	(.09)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.93)	(.40)	(.13)	(.09)

Net asset value, end of period	$ 14.11	$ 14.75	$ 13.34	$ 12.70	$ 11.01

Total Return
Total investment return based on net asset value(d)	.31%	18.76%	8.41%	16.68%	17.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$443,002	$390,462	$262,311	$556,117	$370,847
Ratio to average net assets of:
Expenses, net of waivers	.72%	.74	%(e)	.83%	.88%	1.15%
Expenses, before waivers	.72%	.74	%(e)	.83%	1.02%	1.15%
Net investment income	1.92%	1.76	%(e)	1.54%	1.47	%(b)(c)	1.42%
Portfolio turnover rate	28%	19%	25%	27%	27%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,							November 3, 2003(g) to November 30, 2003
	2007		2006		2005	2004

Net asset value, beginning of period	$ 14.60		$ 13.23		$ 12.63	$ 10.95		$ 10.91

Income From Investment Operations
Net investment income(a)	.21		.16		.14	.12	(b)(c)	.01
Net realized and unrealized gain (loss) on investment transactions	(.24)		2.08		.82	1.64		.03

Net increase (decrease) in net asset value from operations	(.03)		2.24		.96	1.76		.04

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.17)		(.13)	(.08)		– 0	–
Distributions from net realized gain on investment transactions	(.47)		(.70)		(.23)	– 0	–	– 0	–

Total dividends and distributions	(.66)		(.87)		(.36)	(.08)		– 0	–

Net asset value, end of period	$ 13.91		$ 14.60		$ 13.23	$ 12.63		$ 10.95

Total Return
Total investment return based on net asset value(d)	(.33	) %	18.01%		7.77%	16.11%		.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,940		$1,983		$757	$665		$10
Ratio to average net assets of:
Expenses, net of waivers	1.32%		1.36	%(e)	1.40%	1.40%		1.81	%(h)
Expenses, before waivers	1.32%		1.36	%(e)	1.40%	1.54%		1.81	%(h)
Net investment income	1.43%		1.20	%(e)	1.06%	1.07	%(b)(c)	1.16	%(h)
Portfolio turnover rate	28%		19%		25%	27%		27%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,				March 1, 2005(g) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 14.59		$ 13.26		$ 12.84

Income From Investment Operations
Net investment income(a)	.28	(f)	.20		.17
Net realized and unrealized gain (loss) on investment transactions	(.25)		2.09		.25

Net increase in net asset value from operations	.03		2.29		.42

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.47)		(.70)		– 0	–

Total dividends and distributions	(.67)		(.96)		– 0	–

Net asset value, end of period	$ 13.95		$ 14.59		$ 13.26

Total Return
Total investment return based on net asset value(d)	.11%		18.51%		3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,195		$1,651		$1,123
Ratio to average net assets of:
Expenses, net of waivers	.83%		.99	%(e)	1.10	%(h)
Expenses, before waivers	1.01%		.99	%(e)	1.10	%(h)
Net investment income	1.99	%(f)	1.50	%(e)	2.93	%(h)
Portfolio turnover rate	28%		19%		25%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,			March 1, 2005(g) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 14.66	$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.28	.24		.16
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.09		.29

Net increase in net asset value from operations	.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.47)	(.70)		– 0	–

Total dividends and distributions	(.70)	(.96)		– 0	–

Net asset value, end of period	$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(d)	.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.72%	.74	%(e)	.83	%(h)
Net investment income	1.88%	1.77	%(e)	1.78	%(h)
Portfolio turnover rate	28%	19%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees and expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by the Distributor.

(g)	Commencement of distribution.

(h)	Annualized.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2008

ALLIANCEBERNSTEIN VALUE FUND •	35

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 90.90% of the dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $35,602,732 from dividends paid in the fiscal year ended November 30, 2007 as long-term capital gain dividends.

For corporate shareholders, 98.31% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2007 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

36	• ALLIANCEBERNSTEIN VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marilyn G. Fedak(2), Senior Vice President

John Mahedy(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Fedak and Messrs. Mahedy, Marx and Phillips are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	37

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 75 (2001)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (2001)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 65 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

38	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 until 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

ALLIANCEBERNSTEIN VALUE FUND •	39

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

40	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

Officers of The Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Marilyn G. Fedak 61	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003, Co-Chief Investment Officer of U.S. Value Equities and Head of Sanford C. Bernstein & Co., Inc.’s Value Equities Business since prior to 2003.

John Mahedy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Co-Chief Investment Officer of U.S. Value Equities since 2003 and Director of Research for U.S. Value Equities since prior to 2003.

Christopher Marx 40	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

John D. Phillips 60	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,216.7	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $92,760 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	2.50 3.20 3.20 2.70 2.45 2.20 2.20	% % % % % % %	1.04 1.76 1.74 1.36 0.99 0.74 0.74	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN VALUE FUND

under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Value Fund	$1,216.7	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $2m	0.274%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

ALLIANCEBERNSTEIN VALUE FUND •	45

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Value Fund	Client #1	0.25% on 1st $500 million 0.20% thereafter

	Client #2[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client #3	0.23% on 1st $300 million 0.20% thereafter

	Client #4	0.35% on 1st $200 million 0.30% thereafter

	Client #5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client #6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

7	This is the fee schedule of a fund managed by an affiliate of the Adviser.

46	• ALLIANCEBERNSTEIN VALUE FUND

Fund	Sub-advised Fund	Fee Schedule
	Client #7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee

	Client #8	0.35%

	Client #9	0.20%

Client #10	0.60% on 1st $10 million
0.50% on next $15 million
0.40% on next $25 million
0.30% on next $50 million
0.25% on next $50 million
0.225% on next $50 million
0.20% on next $50 million
0.175% on next $50 million
		0.150% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN VALUE FUND •	47

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[10]	Lipper Group Median	Rank
Value Fund	0.550	0.695	2/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Fund	1.037	1.166	5/14	1.284	8/62

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

48	• ALLIANCEBERNSTEIN VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $18,199, $3,336,664 and $93,318 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN VALUE FUND •	49

During the Fund’s most recently completed fiscal year, ABIS received $569,128 in fees from the Fund.14

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $20,789 under the offset agreement between the Fund and ABIS.

50	• ALLIANCEBERNSTEIN VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	21.22	17.52	17.98	3/14	9/78
3 year	13.14	13.12	13.12	6/13	30/61
5 year	10.13	9.69	9.37	2/11	10/45

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)18 versus its benchmark.19 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	21.22	13.14	10.13	9.61	12.05	0.66	5
Russell 1000 Value Index	22.25	15.09	10.86	9.43	12.19	0.71	5

Inception	Date: March 29, 2001

15	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

19	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

20	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

52	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1107

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2006	$34,500	$4,864	$17,855
	2007	$36,000	$4,652	$18,925

AB International Value Fund	2006	$41,000	$5,092	$16,856
	2007	$43,000	$5,015	$18,925

AB Small - Mid Cap Value Fund	2006	$34,500	$4,864	$16,006
	2007	$36,000	$4,667	$15,975

AB Value Fund	2006	$34,500	$4,864	$16,006
	2007	$36,000	$4,666	$15,975

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2006	$1,054,041	$ $ $	154,234 (136,379 (17,855	) )
	2007	$892,899	$ $ $	143,097 (124,172 (18,925	) )

AB International Value Fund	2006	$1,053,269	$ $ $	153,463 (136,607 (16,856	) )
	2007	$893,262	$ $ $	143,460 (124,535 (18,925	) )

AB Small-Mid Cap Value Fund	2006	$1,052,192	$ $ $	152,385 (136,379 (16,006	) )
	2007	$889,964	$ $ $	140,162 (124,187 (15,975	) )

AB Value Fund	2006	$1,052,191	$ $ $	152,385 (136,379 (16,006	) )
	2007	$889,963	$ $ $	140,161 (124,186 (15,975	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: January 29, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2008